                                                        FREE WRITING PROSPECTUS
                                                     FILED PURSUANT TO RULE 433
                                         REGISTRATION STATEMENT NO.: 333-130864

                                 Morgan Stanley

                                   ----------
                                      IQ13
                                   ----------

                                 $1,461,178,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                          IXIS REAL ESTATE CAPITAL INC.
                                    NCB, FSB
                                  SUNTRUST BANK

                      AS SPONSORS AND MORTGAGE LOAN SELLERS

                                   ----------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

                                   ----------

                                 MARCH 9, 2007

                                 MORGAN STANLEY

BANC OF AMERICA SECURITIES LLC                     IXIS SECURITIES NORTH AMERICA

MERRILL LYNCH & CO.                                   SUNTRUST ROBINSON HUMPHREY

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File Number 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.
--------------------------------------------------------------------------------

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

TRANSACTION FEATURES

o    Sellers:

                                       NO. OF    CUT-OFF DATE    % OF
SELLERS                                 LOANS     BALANCE ($)     POOL
------------------------------------   ------   --------------   ------
Morgan Stanley Mortgage Capital Inc.     42        833,302,673    50.8
IXIS Real Estate Capital Inc.            37        416,431,538    25.4
NCB, FSB                                 60        196,684,571    12.0
SunTrust Bank                            35        193,052,720    11.8
                                        ---     --------------   -----
TOTAL:                                  174     $1,639,471,501   100.0%
                                        ---     --------------   -----

o    Loan Pool:

     o    Average Cut-off Date Balance: $9,422,250

     o    Largest Mortgage Loan by Cut-off Date Balance: $210,000,000

     o    Five largest and ten largest loans: 37.0% and 46.5% of pool, respectively

o    Property Types:

                                   [PIE CHART]

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE GRAPH (OR CHART) IN THE PRINTED
                                   MATERIAL.]

Retail                           25.5%
Mixed Use                         4.5%
Hospitality                       4.0%
Manufactured Housing Community    2.2%
Industrial                        2.4%
Other                             0.7%
Self Storage                      0.2%
Office                           33.7%
Multifamily                      26.8%

o    Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.64x

     o    Weighted average debt service coverage ratio after IO period of 1.56x

     o    Weighted average current loan-to-value ratio of 66.7%; weighted average balloon loan-to-value ratio of 61.5%

o    Call Protection:

     o    116 loans (70.9% of the pool) have a lockout period ranging from 23 to
          31 payments from origination, then defeasance provisions

     o    2 loans (13.1% of the pool) have a lockout period of 25 payments from origination, then permits defeasance or the greater of yield maintenance and 1.0%

     o    37 loans (8.8% of the pool) have a lockout period ranging from 11 to
          180 payments from origination, then permits a prepayment with the greater of yield maintenance and 1.0%

     o    10 loans (2.2% of the pool) have a lockout period of 102 payments from origination, then permits a prepayment with a prepayment premium of
          2.0% of the outstanding balance

     o    4 loans (1.8% of the pool) have a lockout period ranging from 0 to 180 payments from origination, then permits a prepayment with the greater of yield maintenance and 1.0%

     o    1 loan (1.7% of the pool) have a lockout period of 23 payments from origination, then permits a prepayment with the greater of yield maintenance and 1% followed by defeasance or the greater of yield maintenance and 1.0%

     o    2 loans (0.7% of the pool) have a lockout period of 144 payments from origination, then permits a prepayment with a prepayment premium of
          3.0% of the outstanding balance, followed by an amount equal to 2.0%
          of the outstanding balance and then followed by an amount equal to
          1.0% of the outstanding balance

     o    1 loan (0.6% of the pool) has no lockout period, then permits a prepayment with the greater of yield maintenance and 3.0% followed by a an amount equal to 2% of the outstanding balance and then followed by an amount equal to 1.0% of the outstanding balance

     o    1 loan (0.2% of the pool) has a lockout period of 24 payments from origination, then permits a prepayment with the greater of yield maintenance and 3.0%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-2

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicers through the
     Paying Agent's website at http:/www.usbank.com/abs

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.
     Bloomberg Ticker: MSC 2007-IQ13 *MTGE** *GO**

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-3

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

OFFERED CERTIFICATES

         APPROXIMATE                                                                             APPROXIMATE   CERTIFICATE
           INITIAL     APPROXIMATE                                             EXPECTED FINAL      INITIAL     PRINCIPAL TO
         CERTIFICATE      CREDIT       RATINGS      AVERAGE      PRINCIPAL      DISTRIBUTION    PASS-THROUGH       VALUE
CLASS     BALANCE(1)    SUPPORT(2)   (FITCH/S&P)   LIFE(3)(4)   WINDOW(3)(5)       DATE(3)         RATE(6)       RATIO(7)
------   -----------   -----------   -----------   ----------   ------------   --------------   ------------   ------------

A-1       43,000,000     30.000%       AAA/AAA        3.39          1 - 58       01/15/2012%           46.72%
A-1A     477,014,000     30.000%       AAA/AAA        7.67          1 - 119      02/15/2017%           46.72%
A-2      114,800,000     30.000%       AAA/AAA        4.83         58 - 60       03/15/2012%           46.72%
A-3       64,000,000     30.000%       AAA/AAA        7.30         60 - 113      08/15/2016%           46.72%
A-4      448,816,000     30.000%       AAA/AAA        9.84        113 - 119      02/15/2017%           46.72%
A-M      163,947,000     20.000%       AAA/AAA        9.93        119 - 120      03/15/2017%           53.40%
A-J      149,601,000     10.875%       AAA/AAA       10.01        120 - 121      04/15/2017%           59.49%

PRIVATE CERTIFICATES(8)

             APPROXIMATE                                                                 EXPECTED     APPROXIMATE    CERTIFICATE
         INITIAL CERTIFICATE   APPROXIMATE                                                 FINAL        INITIAL       PRINCIPAL
         BALANCE OR NOTIONAL     CREDIT        RATINGS      AVERAGE      PRINCIPAL     DISTRIBUTION   PASS-THROUGH    TO VALUE
CLASS         AMOUNT(1)          SUPPORT     (FITCH/S&P)   LIFE(3)(4)   WINDOW(3)(5)      DATE(3)       RATE(6)       RATIO(7)
------   -------------------   -----------   -----------   ----------   ------------   ------------   ------------   -----------

X(9)        1,639,471,501            --        AAA/AAA           --          --             --              %             --
X-Y(9)        131,338,831            --        AAA/AAA           --          --             --              %             --
B              32,790,000         8.875%        AA/AA         10.04       121 - 121     04/15/2017%          60.82%
C              16,395,000         7.875%       AA-/AA-        10.04       121 - 121     04/15/2017%          61.49%
D              16,394,000         6.875%         A/A          10.04       121 - 121     04/15/2017%          62.16%
E              14,346,000         6.000%        A-/A-         10.04       121 - 121     04/15/2017%          62.74%
F              18,444,000         4.875%      BBB+/BBB+       10.04       121 - 121     04/15/2017%          63.49%
G              14,345,000         4.000%       BBB/BBB        10.04       121 - 121     04/15/2017%          64.08%
H              18,444,000         2.875%      BBB-/BBB-       10.04       121 - 121     04/15/2017%          64.83%
J               8,198,000         2.375%       BB+/BB+        10.04       121 - 121     04/15/2017%          65.16%
K               2,049,000         2.250%        BB/BB         10.10       121 - 124     07/15/2017%          65.25%
L               4,099,000         2.000%       BB-/BB-        10.92       124 - 139     10/15/2018%          65.41%
M               6,148,000         1.625%        B+/--         11.77       139 - 142     01/15/2019%          65.66%
N               2,049,000         1.500%         B/B          11.79       142 - 142     01/15/2019%          65.75%
O               6,148,000         1.125%        --/B-         11.79       142 - 142     01/15/2019%          66.00%
P              18,444,501            --         NR/NR         14.62       142 - 236     11/15/2026%          66.75%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-4

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

Notes:   (1)  As of March 1, 2007. In the case of each such Class, subject to a permitted variance of plus or minus 5%. Mortgage loans may be removed from or added to the mortgage pool prior to the closing within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in this Free Writing Prospectus. No changes in the statistical data will be made in the final Free Writing Prospectus unless such changes are material.

         (2)  The percentages indicated under the column "Approximate Credit
              Support" with respect to the Class A-1, A-1A, A-2, A-3 and A-4
              Certificates represent the approximate credit support for the
              Class A-1, A-1A, A-2, A-3 and A-4 Certificates in the aggregate.

         (3)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Free Writing Prospectus.

         (4)  Average life is expressed in terms of years.

         (5)  Principal window is the period (expressed in terms of months and commencing with the month of April 2007) during which
              distributions of principal are expected to be made to the holders of each designated class.

         (6)  The Class A-1, A1-A, A-2, A-3, A-4, A-M, A-J, B, C, D, E, F, G, H,
              J, K, L, M, N, O and P Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X and X-Y Certificates will accrue interest at a variable rate as defined in the Free
              Writing Prospectus.

         (7)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1,
              A-1A, A-2, A-3 and A-4 Certificate Principal to Value Ratio is
              calculated based upon the aggregate of the Class A-1, A-1A, A-2,
              A-3 and A-4 Certificate Balances.

         (8)  Not offered pursuant to the prospectus and Free Writing
              Prospectus. Certificates to be offered privately pursuant to Rule
              144A. Information provided herein regarding the characteristics of these certificates is provided only to enhance understanding of the offered certificates.

         (9)  The Class X Notional Amount will at all times be equal to the aggregate of the certificate balances of the classes of principal balance certificates. The notional amount of the Class X-Y
              Certificates will at all times be equal to the total principal balance of the residential cooperative loans sold to the trust by
              NCB, FSB.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-5

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

I. ISSUE CHARACTERISTICS

ISSUE TYPE:                      Public: Classes A-1, A-1A, A-2, A-3, A-4, A-M
                                 and A-J (the "Offered Certificates")

                                 Private (Rule 144A): Classes X, X-Y, B, C, D,
                                 E, F, G, H, J, K, L, M, N, O and P

SECURITIES OFFERED:              $1,461,178,000 monthly pay, multi-class,
                                 sequential pay commercial mortgage REMIC
                                 Pass-Through Certificates, including seven
                                 principal and interest classes (A-1, A-1A, A-2,
                                 A-3, A-4, A-M and A-J)

SELLERS:                         Morgan Stanley Mortgage Capital Inc., IXIS Real
                                 Estate Capital Inc., SunTrust Bank and NCB, FSB

LEAD BOOKRUNNING MANAGER:        Morgan Stanley & Co. Incorporated

CO-MANAGERS:                     Banc of America Securities LLC, IXIS Securities
                                 North America Inc., Merrill Lynch, Pierce,
                                 Fennar & Smith Incorporated and SunTrust
                                 Capital Markets Inc.

MASTER SERVICERS:                Wells Fargo Bank, N.A. will act as master
                                 servicer with respect to all of the mortgage
                                 loans in the trust, other than the mortgage
                                 loans sold to the trust by NCB, FSB. NCB, FSB
                                 will act as master servicer with respect to the
                                 mortgage loans sold to the trust by NCB, FSB.

PRIMARY SERVICERS:               SunTrust Bank with respect to those mortgage
                                 loans sold to the trust by SunTrust Bank

SPECIAL SERVICER:                LNR Partners, Inc. will act as special servicer
                                 with respect to all of the mortgage loans in
                                 the trust, other than the residential
                                 cooperative mortgage loans sold to the trust by
                                 NCB, FSB. National Consumer Cooperative Bank
                                 will act as special servicer with respect to
                                 the residential cooperative mortgage loans sold
                                 to the trust by NCB, FSB.

TRUSTEE AND PAYING AGENT:        U.S. Bank National Association

CUT-OFF DATE:                    March 1, 2007. For purposes of the information
                                 contained in this term sheet, scheduled
                                 payments due in March 2007 with respect to
                                 mortgage loans not having payment dates on the
                                 first day of each month have been deemed
                                 received on March 1, 2007, not the actual day
                                 on which such scheduled payments were due.

EXPECTED CLOSING DATE:           On or about March 29, 2007

DISTRIBUTION DATES:              The 15th day of each month (or if the 15th is
                                 not a business day, the next succeeding
                                 business day), commencing April 16, 2007

MINIMUM DENOMINATIONS:           $25,000 for the Class A-1, A-1A, A-2, A-3, A-4,
                                 A-M and A-J Certificates and $100,000 for all
                                 other Offered Certificates and in multiples of
                                 $1 thereafter.

SETTLEMENT TERMS:                DTC, Euroclear and Clearstream, same day funds,
                                 with accrued interest.

LEGAL/REGULATORY STATUS:         The Offered Certificates are expected to be
                                 eligible for exemptive relief under ERISA. No
                                 Class of Certificates is SMMEA eligible.

RISK FACTORS:                    THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                 NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                 "RISK FACTORS" SECTION OF THE FREE WRITING
                                 PROSPECTUS AND THE "RISK FACTORS" SECTION OF
                                 THE PROSPECTUS

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-6

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

II. STRUCTURE CHARACTERISTICS

Pass-Through Rates               The Class A-1, A-1A, A-2, A-3, A-4, A-M, A-J,
                                 B, C, D, E, F, G, H, J, K, L, M, N, O and P
                                 Certificates will each accrue interest at
                                 either (i) a fixed rate, (ii) a fixed rate
                                 subject to a cap at the weighted average net
                                 mortgage rate, or (iii) a rate equal to the
                                 weighted average net mortgage rate less a
                                 specified percentage, which percentage may be
                                 zero. The Class X and X-Y Certificates will
                                 accrue interest at a variable rate as defined
                                 in the Free Writing Prospectus.

Class X and X-Y Notional         The notional amount of the Class X Certificates
Balances:                        will at all times be equal to the aggregate of
                                 the certificate balances of the classes of
                                 principal balance certificates.

                                 The notional amount of the Class X-Y
                                 Certificates will at all times be equal to the
                                 total principal balance of the residential
                                 cooperative loans sold to the trust by NCB,
                                 FSB.

Yield Maintenance/ Prepayment    On any Distribution Date, Prepayment Premiums
Premium Allocation:              or Yield Maintenance Charges collected in
                                 respect of each mortgage loan included in Loan
                                 Group 1 during the related Collection Period
                                 will be distributed by the paying agent on the
                                 Classes of Certificates as follows: to the
                                 holders of each of the Class A-1, A-2, A-3,
                                 A-4, A-M, A-J, B, C, D, E, F, G and H
                                 Certificates then entitled to distributions of
                                 principal on such Distribution Date, an amount
                                 equal to the product of (a) a fraction, which
                                 in no event may be greater than 1.0 or less
                                 than 0.0, the numerator of which is the amount
                                 distributed as principal to the holders of that
                                 Class on that Distribution Date, and the
                                 denominator of which is the total amount
                                 distributed as principal to the holders of all
                                 Classes of Certificates except the Class A-1A
                                 Certificates on that Distribution Date, (b) the
                                 Base Interest Fraction for the related
                                 principal prepayment and that Class and (c) the
                                 amount of the Prepayment Premium or Yield
                                 Maintenance Charge collected in respect of such
                                 principal prepayment during the related
                                 Collection Period.

                                 On any Distribution Date, Prepayment Premiums
                                 or Yield Maintenance Charges collected in
                                 respect of each mortgage loan included in Loan
                                 Group 2 during the related Collection Period
                                 will be distributed by the paying agent as
                                 follows: to the holders of the Class A-1A
                                 Certificates then entitled to distributions of
                                 principal on such Distribution Date, an amount
                                 equal to the product of (a) a fraction, which
                                 in no event may be greater than 1.0 or less
                                 than 0.0, the numerator of which is the amount
                                 distributed as principal to the holders of that
                                 Class on that Distribution Date, and the
                                 denominator of which is the total amount
                                 distributed as principal to the holders of the
                                 Class A-1A Certificates, (b) the Base Interest
                                 Fraction for the related principal prepayment
                                 and that Class and (c) the amount of the
                                 Prepayment Premium or Yield Maintenance Charge
                                 collected in respect of such principal
                                 prepayment during the related Collection
                                 Period.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-7

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

                                 Any Prepayment Premiums or Yield Maintenance
                                 Charges described in the previous paragraphs
                                 remaining after the distributions described in
                                 the paragraph above will be distributed to the
                                 holders of the Class X Certificates.

                                 Notwithstanding the foregoing, Prepayment
                                 Premiums and Yield Maintenance Charges
                                 collected during any Collection Period with
                                 respect to any residential cooperative mortgage
                                 loan will be distributed pro rata as follows:

                                 - If the amount of such Yield Maintenance
                                 Charges exceeds any applicable Yield
                                 Maintenance Minimum Amount (as defined in the
                                 Free Writing Prospectus), such Yield
                                 Maintenance Charges will be distributed as
                                 follows (a) to the holders of the Class X-Y
                                 Certificates, the Yield Maintenance Charges
                                 times a fraction (i) whose numerator is equal
                                 to the related mortgage loan interest rate less
                                 the Net Mortgage Rate and (ii) whose
                                 denominator is equal to the related mortgage
                                 interest rate less the applicable Treasury
                                 Rate, provided, however, that under no
                                 circumstances will the fraction be greater than
                                 one, and (b) the amount of such Yield
                                 Maintenance Charges actually payable during
                                 such Collection Period in excess of the amount
                                 to be distributed pursuant to clause (a) will
                                 be distributed to the holders of the Class A-1,
                                 A-1A, A-2, A-3, A-4, A-M, A-J, B, C, D, E, F,
                                 G, H and X Certificates, allocable among such
                                 Classes as set forth in the paragraphs above.

                                 - If the amount of such Yield Maintenance
                                 Charges equals any applicable Yield Maintenance
                                 Minimum Amount, such Yield Maintenance Charges
                                 will be distributed as follows: (a) 50% to the
                                 holders of the Class X-Y Certificates, and (b)
                                 50% to the holders of the Class A-1, A-1A, A-2,
                                 A-3, A-4, A-M, A-J, B, C, D, E, F, G, H and X
                                 Certificates, allocable among such Classes as
                                 set forth in the paragraphs above.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
FREE WRITING PROSPECTUS AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-8

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

III. MORTGAGE LOANS WITH SCHEDULED BALLOON PAYMENTS TO DESIGNATED CLASSES(1)(2)

[_]  Single Note/Multiple Properties

[_]  Cross-Collateralized/Cross-Defaulted Loans

                                    CLASS A-1

          MORTGAGE                                                    % OF
            LOAN                            PROPERTY   CUT-OFF DATE  TOTAL    BALLOON
LOAN NO.   SELLER    PROPERTY NAME   STATE    TYPE        BALANCE     POOL    BALANCE
--------  --------  ---------------  -----  --------  -------------  -----  -----------

   4        MSMC    St. Louis Mills   MO    Retail    $90,000,000(3)  5.5%  $90,000,000

                     LOAN                                                    REM.
                      PER         POST IO    CUT-OFF   MATURITY    REM.    TERM TO
LOAN NO.     SF       SF    DSCR    DSCR    DATE LTV   DATE LTV  IO TERM  MATURITY
--------  ---------  ----  -----  -------  ----------  --------  -------  --------

   4      1,219,704   $74  1.58x   1.58x     63.4%      63.4%      58        58

                                    CLASS A-2

                                                                                   % OF
            MORTGAGE                                   PROPERTY    CUT-OFF DATE   TOTAL     BALLOON
LOAN NO.  LOAN SELLER       PROPERTY NAME       STATE    TYPE         BALANCE      POOL     BALANCE
--------  -----------  -----------------------  -----  ---------  --------------  -----  ------------

    4         MSMC     St. Louis Mills            MO    Retail    $90,000,000(3)   5.5%  $ 90,000,000
   12         MSMC     Northridge I               VA    Office    $   27,400,000   1.7%  $ 27,400,000
   38         IXIS     Pico & Main                CA   Mixed Use  $   10,000,000   0.6%  $  9,124,122
                                                                  --------------   ---   ------------
                       TOTAL/WEIGHTED AVERAGES                    $  127,400,000   7.8%  $126,524,122
                                                                  --------------   ---   ------------

                     LOAN                                                 REM.
                      PER         POST IO  CUT-OFF   MATURITY    REM.   TERM TO
LOAN NO.     SF       SF    DSCR   DSCR    DATE LTV  DATE LTV  IO TERM  MATURITY
--------  ---------  ----  -----  -------  --------  --------  -------  --------

    4     1,219,704  $ 74  1.58x   1.58x     63.4%     63.4%      58       58
   12       123,208  $222  1.10x   1.10x     78.1%     78.1%      59       59
   38        51,186  $195  1.25x   1.25x     66.2%     60.4%      NAP      60
                                   ----      ----      ----      ----
                                   1.45x     1.45x     66.8%     66.3%
                                   ----      ----      ----      ----

                                    CLASS A-3

                                                                                  % OF
            MORTGAGE                                    PROPERTY    CUT-OFF DATE  TOTAL     BALLOON
LOAN NO.  LOAN SELLER       PROPERTY NAME       STATE     TYPE        BALANCE     POOL      BALANCE
--------  -----------  -----------------------  -----  ----------  -------------  -----  ------------

   45       SunTrust   Brunswick Associates       ME     Office     $ 8,780,506    0.5%   $ 7,784,495
  107         MSMC     Ametek Building            WA   Industrial   $ 3,462,199    0.2%   $ 3,125,655
                                                                    -----------    ---    -----------
                       TOTAL/WEIGHTED AVERAGES                      $12,242,705    0.7%   $10,910,150
                                                                    -----------    ---    -----------

                  LOAN                                                 REM.
                   PER         POST IO   CUT-OFF  MATURITY    REM.   TERM TO
LOAN NO.    SF     SF    DSCR   DSCR    DATE LTV  DATE LTV  IO TERM  MATURITY
--------  ------  ----  -----  -------  --------  --------  -------  --------

   45     74,629  $118  1.34    1.34      71.4%     63.3%     NAP       94
  107     41,000  $ 84  1.25    1.25      69.9%     63.1%     NAP       82
                        ----    ----      ----      ----
                        1.31x   1.31x     71.0%     63.2%
                        ----    ----      ----      ----

(1)  This table identifies Mortgage Loans for which principal repayments are expected to result in principal distributions on the indicated Class of certificates

(2)  Based on the Structuring Assumptions, assuming 0% CPR, described in the
     Free Writing Prospectus, dated March 9, 2007 to accompany Prospectus dated
     December 6, 2007 (the "Free Writing Prospectus")

(3)  Of the total balloon balance of St. Louis Mills, $13,252,500 expects to result in principal distributions on Class A-1 and the remaining
     $76,747,500 on Class A-2

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-9

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

IV. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

[_]  Single Note/Multiple Properties

[_]  Cross-Collateralized/Cross-Defaulted Loans

          MORTGAGE LOAN                                                                                 CUT-OFF DATE
LOAN NO.      SELLER              PROPERTY NAME             CITY        STATE        PROPERTY TYPE        BALANCE
--------  -------------  ------------------------------  -----------  ----------  --------------------  ------------

    1          MSMC      75-101 Federal Street           Boston           MA             Office         $210,000,000
    2          MSMC      RREEF Portfolio                 Various        Various        Multifamily      $147,000,000
    3          IXIS      Gateway I                       Newark           NJ             Office         $ 95,000,000
    4          MSMC      St. Louis Mills                 Hazelwood        MO             Retail         $ 90,000,000
    5          MSMC      AT&T Tower                      Minneapolis      MN             Office         $ 65,000,000
    6          MSMC      ICW Plaza                       San Diego        CA             Office         $ 43,000,000
    7          MSMC      Plymouth Road Technical Center  Livonia          MI            Mixed Use       $ 31,519,687
  8-11         MSMC      IVY MHP Portfolio               Various          FL      Manufactured Housing  $ 27,500,000
                                                                                        Community
   12          MSMC      Northridge I                    Herndon          VA             Office         $ 27,400,000
   13          MSMC      424 Madison Avenue              New York         NY             Office         $ 25,500,000
                                                                                                        ------------
                         TOTAL/WEIGHTED AVERAGES                                                        $761,919,687
                                                                                                        ------------

                              LOAN PER
          % OF    UNITS/SF /  UNIT/SF/           POST IO   CUT-OFF  BALLOON
LOAN NO.  POOL      PADS        PAD       DSCR    DSCR    DATE LTV    LTV
--------  -----  -----------  --------  -------  -------  --------  --------

    1     12.8%     811,687   $    259   1.05x    1.05x     75.2%     75.2%
    2      9.0%       2,580   $158,915   1.00x    1.00x     75.8%     75.8%
    3      5.8%     514,956   $    184   1.34x    1.17x     76.3%     68.4%
    4      5.5%   1,219,704   $     74   1.58x    1.58x     63.4%     63.4%
    5      4.0%     606,579   $    107   1.39x    1.16x     75.0%     69.9%
    6      2.6%     155,930   $    276   1.30x    1.30x     77.5%     77.5%
    7      1.9%   1,148,235   $     27   1.39x    1.39x     58.4%     26.0%
  8-11     1.7%         834   $ 32,974   1.28x    1.05x     70.3%     65.6%

   12      1.7%     123,208   $    222   1.10x    1.10x     78.1%     78.1%
   13      1.6%      61,353   $    416   1.39x    1.15x     68.2%     63.5%
          ----                           ----     ----      ----      ----
          46.5%                          1.22x    1.16x     73.2%     70.1%
          ----                           ----     ----      ----      ----

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-10

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

                         PARI PASSU AND COMPANION LOANS

MORTGAGE                        ORIGINAL
LOAN NO.    PROPERTY NAME    A-NOTE BALANCES    TRANSACTION         SPECIAL SERVICER       ORIGINAL B-NOTE BALANCES
--------   ---------------   ---------------   --------------   ------------------------   ------------------------

    2      RREEF Portfolio     $147,000,000    MSCI 2007-IQ13    LNR Partners, Inc.(1)                NAP
                               $138,500,000    MSCI 2007-HQ11   J.E. Robert Company(2)
                               $124,500,000          TBD                  TBD

(1)  LNR Partners Inc, is the special servicer on the MSCI 2007-IQ13 transaction except with respect to the RREEF Portfolio which will be serviced by J.E.
     Robert Company as special servicer in the MSCI 2007-HQ11 transaction.

(2)  Lead special servicer.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-11

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

V. TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                           NO. OF       AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                            LOANS      BALANCE ($)     POOL
                          --------   --------------   -----
1 - 2,500,000                54          80,700,911     4.9
2,500,001 - 5,000,000        49         182,608,136    11.1
5,000,001 - 7,500,000        23         142,912,389     8.7
7,500,001 - 10,000,000       17         149,054,364     9.1
10,000,001 - 12,500,000       5          56,864,073     3.5
12,500,001 - 15,000,000       5          68,355,194     4.2
15,000,001 - 17,500,000       5          82,556,747     5.0
17,500,001 - 20,000,000       3          57,600,000     3.5
20,000,001 - 30,000,000       6         137,300,000     8.4
30,000,001 - 40,000,000       1          31,519,687     1.9
40,000,001 - 50,000,000       1          43,000,000     2.6
60,000,001 - 70,000,000       1          65,000,000     4.0
70,000,001 >=                 4         542,000,000    33.1
                            ---      --------------   -----
TOTAL:                      174      $1,639,471,501   100.0%
                            ===      ==============   =====

Min: $341,605   Max: $210,000,000   Average: $9,422,250

STATE

                            NO. OF        AGGREGATE
                           MORTGAGED    CUT-OFF DATE     % OF
                          PROPERTIES     BALANCE ($)     POOL
                          ----------   --------------   -----
Massachusetts                  1          210,000,000    12.8
California                    26          209,850,539    12.8
Virginia                      19          191,789,314    11.7
New York                      39          145,436,141     8.9
New Jersey                     6          123,162,952     7.5
Missouri                       2           93,490,092     5.7
Florida                       20           89,656,057     5.5
Other                         81          576,086,406    35.2
                             ---       --------------   -----
TOTAL:                       194       $1,639,471,501   100.0%
                             ===       ==============   =====

PROPERTY TYPE

                            NO. OF        AGGREGATE
                           MORTGAGED    CUT-OFF DATE     % OF
                          PROPERTIES     BALANCE ($)     POOL
                          ----------   --------------   -----
Office                        22          552,291,554    33.7
Multifamily                   74          439,976,620    26.8
Retail                        61          417,478,632    25.5
Mixed Use                     12           73,954,898     4.5
Hospitality                    8           66,051,229       4
Industrial                     6           39,544,541     2.4
Manufactured
Housing Community              6           35,600,000     2.2
Other                          4           10,979,004     0.7
Self Storage                   1            3,595,024     0.2
                             ---       --------------   -----
TOTAL:                       194       $1,639,471,501   100.0%
                             ===       ==============   =====

AMORTIZATION TYPE

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                            LOANS      BALANCE ($)     POOL
                          --------   --------------   -----
Balloon Loans                96         415,937,388    25.4
Interest Only Loans          24         638,755,000      39
Fully Amortizing Loans        5          14,756,602     0.9
Partial IO Balloon           49         570,022,511    34.8
                            ---      --------------   -----
TOTAL:                      174      $1,639,471,501   100.0%
                            ===      ==============   =====

MORTGAGE RATE (%)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                            LOANS      BALANCE ($)     POOL
                          --------   --------------   -----
5.001 - 5.500                 7         201,386,062    12.3
5.501 - 5.750                66         692,171,832    42.2
5.751 - 6.000                58         353,486,889    21.6
6.001 - 6.500                41         381,139,266    23.2
6.501 - 7.000                 3          11,287,452     0.7
                            ---      --------------   -----
TOTAL:                      174      $1,639,471,501   100.0%
                            ===      ==============   =====

Min: 5.440%   Max: 6.610%   Wtd Avg: 5.834%

ORIGINAL TERMS TO STATED MATURITY (MOS.)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
1 - 60                        6         280,430,000    17.1
61 - 84                       3          26,437,199     1.6
85 - 120                    154       1,191,779,848    72.7
121 - 180                     9         135,669,022     8.3
181  - 240                    2           5,155,433     0.3
                            ---      --------------   -----
TOTAL:                      174      $1,639,471,501   100.0%
                            ===      ==============   =====

Min: 60 mos.   Max: 240 mos.   Wtd Avg: 112 mos.

REMAINING TERMS TO STATED MATURITY (MOS.)

                           NO. OF       AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
1 - 60                         6        280,430,000    17.1
61 - 84                        3         26,437,199     1.6
85 - 120                     154      1,191,779,848    72.7
121 - 180                      9        135,669,022     8.3
181 - 240                      2          5,155,433     0.3
                             ---     --------------   -----
TOTAL:                       174     $1,639,471,501   100.0%
                             ===     ==============   =====

Min: 57 mos.   Max: 236 mos.   Wtd Avg: 109 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
Interest Only                 24        638,755,000    39.0
1 - 180                        3          9,601,169     0.6
181 - 240                      6         48,286,086     2.9
241 - 300                      7         30,061,099     1.8
301 - 360                    120        850,744,561    51.9
361 >=                        14         62,023,587     3.8
                             ---     --------------   -----
TOTAL:                       174     $1,639,471,501   100.0%
                             ===     ==============   =====

Min: 180 mos.   Max: 480 mos.   Wtd Avg: 357 mos.

REMAINING AMORTIZATION TERM (MOS.)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
 Interest Only                24        638,755,000    39.0
 1 - 180                       3          9,601,169     0.6
 181 - 240                     6         48,286,086     2.9
 241 - 360                   127        880,805,660    53.7
 361 >=                       14         62,023,587     3.8
                             ---     --------------   -----
TOTAL:                       174     $1,639,471,501   100.0%
                             ===     ==============   =====

Min: 177 mos.   Max: 479 mos.   Wtd Avg: 356 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
0.0 - 10.0                    15         35,672,228     2.2
10.1 - 20.0                   19         77,769,949     4.7
20.1 - 30.0                    4         17,896,655     1.1
30.1 - 40.0                    1          1,200,000     0.1
40.1 - 50.0                    6         16,861,964     1.0
50.1 - 60.0                   16        124,027,432     7.6
60.1 - 70.0                   44        399,832,765    24.4
70.1 - 75.0                   32        235,305,469    14.4
75.1 - 80.0                   33        698,670,966    42.6
80.1 - 85.0                    4         32,234,073     2.0
                             ---     --------------   -----
TOTAL:                       174     $1,639,471,501   100.0%
                             ===     ==============   =====

Min: 3.0%   Max: 82.3%   Wtd Avg: 66.7%

BALLOON LOAN-TO-VALUE RATIO (%)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
0.0 - 10.0                    18         54,979,673     3.4
10.1 - 20.0                   17         66,133,478     4.0
20.1 - 30.0                    5         49,416,343     3.0
30.1 - 40.0                    6         17,672,618     1.1
40.1 - 50.0                   10         41,432,126     2.5
50.1 - 55.0                   10         30,064,788     1.8
55.1 - 60.0                   18        130,024,767     7.9
60.1 - 65.0                   41        328,397,378    20.0
65.1 - 70.0                   40        459,120,330    28.0
70.1 - 75.0                    4         31,200,000     1.9
75.1 - 80.0                    5        431,030,000    26.3
                             ---     --------------   -----
TOTAL:                       174     $1,639,471,501   100.0%
                             ===     ==============   =====

Min: 0.1%   Max: 78.9%   Wtd Avg: 61.5%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (x)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
<= 1.00                       1         147,000,000     9.0
1.01 - 1.10                  11         321,940,000    19.6
1.11 - 1.20                  27         346,147,467    21.1
1.21 - 1.30                  48         324,485,303    19.8
1.31 - 1.40                  18         108,654,339     6.6
1.41 - 1.50                   8          64,888,704     4.0
1.51 - 1.60                   5         111,236,783     6.8
1.61 - 1.70                   4          21,841,272     1.3
1.71 - 1.80                   1           2,693,989     0.2
1.81 - 1.90                   1           7,287,400     0.4
1.91 - 2.00                   2           4,892,354     0.3
2.01 - 2.50                   7          37,882,980     2.3
2.51 - 3.00                   3          16,401,149     1.0
3.01 >=                      38         124,119,760     7.6
                            ---      --------------   -----
TOTAL:                      174      $1,639,471,501   100.0%
                            ===      ==============   =====

Min: 1.00x   Max: 15.50x   Wtd Avg: 1.56x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-12

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

V. LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
1 - 2,500,000                 26         38,873,651     3.3
2,500,001 - 5,000,000         33        125,922,650    10.8
5,000,001 - 7,500,000         17        107,791,567     9.3
7,500,001 - 10,000,000         7         61,289,563     5.3
10,000,001 - 12,500,000        4         45,100,000     3.9
12,500,001 - 15,000,000        3         41,420,194     3.6
15,000,001 - 17,500,000        2         32,640,000     2.8
17,500,001 - 20,000,000        2         37,600,000     3.2
20,000,001 - 30,000,000        6        137,300,000    11.8
30,000,001 - 40,000,000        1         31,519,687     2.7
40,000,001 - 50,000,000        1         43,000,000     3.7
60,000,001 - 70,000,000        1         65,000,000     5.6
70,000,001 >=                  3        395,000,000      34
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: $707,051   Max: $210,000   Average: $10,966,578

STATE

                            NO. OF       AGGREGATE
                           MORTGAGED    CUT-OFF DATE     % OF
                          PROPERTIES     BALANCE ($)     POOL
                          ----------   --------------   -----
Massachusetts                  1          210,000,000    18.1
California                    16          186,533,933      16
New Jersey                     5          115,572,545     9.9
Missouri                       2           93,490,092       8
Minnesota                      1           65,000,000     5.6
Other                         87          491,860,743    42.4
                             ---       --------------   -----
TOTAL:                       112       $1,162,457,314   100.0%
                             ===       ==============   =====

PROPERTY TYPE

                            NO. OF       AGGREGATE
                           MORTGAGED    CUT-OFF DATE     % OF
                          PROPERTIES     BALANCE ($)     POOL
                          ----------   --------------   -----
Office                         22         552,291,554    47.5
Retail                         61         417,478,632    35.9
Mixed Use                      10          72,517,330     6.2
Hospitality                     8          66,051,229     5.7
Industrial                      6          39,544,541     3.4
Other                           4          10,979,004     0.9
Self Storage                    1           3,595,024     0.3
                              ---      --------------   -----
TOTAL:                        112      $1,162,457,314   100.0%
                              ===      ==============   =====

AMORTIZATION TYPE

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
Balloon Loans                 53        211,681,651    18.2
Interest Only Loans           15        457,450,000    39.4
Fully Amortizing Loans         1          7,670,975     0.7
Partial IO Balloon            37        485,654,687    41.8
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

MORTGAGE RATE (%)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
5.001 - 5.500                  3         49,291,166     4.2
5.501 - 5.750                 39        498,527,587    42.9
5.751 - 6.000                 36        270,764,696    23.3
6.001 - 6.500                 26        332,928,018    28.6
6.501 - 7.000                  2         10,945,846     0.9
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: 5.460%   Max: 6.590%   Wtd Avg: 5.889%

ORIGINAL TERM TO STATED MATURITY (MOS.)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
1 - 60                         3        127,400,000      11
61 - 84                        1          3,462,199     0.3
85 - 120                      97        908,904,452    78.2
121 - 180                      5        122,690,662    10.6
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: 60 mos.   Max: 180 mos.   Wtd Avg: 115 mos.

REMAINING TERM TO STATED MATURITY (MOS.)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
1 - 60                         3        127,400,000      11
61 - 84                        1          3,462,199     0.3
85 - 120                      97        908,904,452    78.2
121 - 180                      5        122,690,662    10.6
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: 58 mos.   Max: 180 mos.   Wtd Avg: 114 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
Interest Only                 15        457,450,000    39.4
1 - 180                        1          7,670,975     0.7
181 - 240                      2         37,519,687     3.2
241 - 300                      5         26,293,634     2.3
301 - 360                     83        633,523,017    54.5
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: 180 mos.   Max: 360 mos.   Wtd Avg: 349 mos.

REMAINING AMORTIZATION TERM (MOS.)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
Interest Only                 15        457,450,000    39.4
1 - 180                        1          7,670,975     0.7
181 - 240                      2         37,519,687     3.2
241 - 360                     88        659,816,651    56.8
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: 179 mos.   Max: 360 mos.   Wtd Avg: 348 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
30.1 - 40.0                    1          1,200,000     0.1
40.1 - 50.0                    4         12,190,541     1.0
50.1 - 60.0                   14        120,740,712    10.4
60.1 - 70.0                   39        363,262,665    31.2
70.1 - 75.0                   23        168,116,121    14.5
75.1 - 80.0                   22        476,477,274      41
80.1 - 85.0                    3         20,470,000     1.8
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: 36.4%   Max: 81.6%   Wtd Avg: 70.5%

BALLOON LOAN-TO-VALUE RATIO (%)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
0.0 - 10.0                     1          7,670,975     0.7
20.1 - 30.0                    1         31,519,687     2.7
30.1 - 40.0                    5         14,690,541     1.3
40.1 - 50.0                    7         36,456,061     3.1
50.1 - 55.0                    9         26,569,688     2.3
55.1 - 60.0                   18        130,024,767    11.2
60.1 - 65.0                   35        294,108,030    25.3
65.1 - 70.0                   25        318,217,564    27.4
70.1 - 75.0                    2         22,800,000     2.0
75.1 - 80.0                    3        280,400,000    24.1
                             ---     --------------   -----
TOTAL:                       106     $1,162,457,314   100.0%
                             ===     ==============   =====

Min: 1.3%   Max: 78.1%   Wtd Avg: 64.6%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (x)

                           NO. OF      AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                           LOANS       BALANCE ($)     POOL
                          --------   --------------   -----
1.01 - 1.10                   6         285,240,000    24.5
1.11 - 1.20                  20         281,482,199    24.2
1.21 - 1.30                  40         260,918,903    22.4
1.31 - 1.40                  15         105,843,795     9.1
1.41 - 1.50                   7          50,553,704     4.3
1.51 - 1.60                   4         102,596,783     8.8
1.61 - 1.70                   3          20,446,906     1.8
1.71 - 1.80                   1           2,693,989     0.2
1.81 - 1.90                   1           7,287,400     0.6
1.91 - 2.00                   1           3,000,000     0.3
2.01 - 2.50                   6          36,193,634     3.1
2.51 - 3.00                   1           5,000,000     0.4
3.01 >=                       1           1,200,000     0.1
                            ---      --------------   -----
TOTAL:                      106      $1,162,457,314   100.0%
                            ===      ==============   =====

Min: 1.05x   Max: 3.34x   Wtd Avg: 1.28x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-13

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

V. LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
<= 2,500,000                 28        41,827,259     8.8
2,500,001 - 5,000,000        16        56,685,486    11.9
5,000,001 - 7,500,000         6        35,120,822     7.4
7,500,001 - 10,000,000       10        87,764,800    18.4
10,000,001 - 12,500,000       1        11,764,073     2.5
12,500,001 - 15,000,000       2        26,935,000     5.6
15,000,001 - 17,500,000       3        49,916,747    10.5
17,500,001 - 20,000,000       1        20,000,000     4.2
70,000,001 >=                 1       147,000,000    30.8
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: $341,605   Max: $147,000,000   Average: $7,014,915

STATE

                            NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE    % OF
                          PROPERTIES    BALANCE ($)    POOL
                          ----------   ------------   -----
Virginia                      10        137,640,847    28.9
New York                      35        110,646,727    23.2
Florida                        6         49,411,559    10.4
North Carolina                 2         37,440,000     7.8
Maryland                       3         26,112,522     5.5
Other                         26        115,762,532    24.3
                             ---       ------------   -----
TOTAL:                        82       $477,014,188   100.0%
                             ===       ============   =====

PROPERTY TYPE

                            NO. OF      AGGREGATE
                           MORTGAGE    CUT-OFF DATE    % OF
                          PROPERTIES    BALANCE ($)    POOL
                          ----------   ------------   -----
Multifamily                   74        439,976,620    92.2
Manufactured                   6         35,600,000     7.5
Housing Community
Mixed Use                      2          1,437,568     0.3
                             ---       ------------   -----
TOTAL:                        82       $477,014,188   100.0%
                             ===       ============   =====

AMORTIZATION TYPE

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
Amortizing Balloon           43       204,255,736    42.8
Interest Only                 9       181,305,000    38.0
Fully Amortizing Loans        4         7,085,627     1.5
Interest Only, then
Amortizing Balloon           12        84,367,824    17.7
                            ---      ------------   -----
Total:                       68      $477,014,188   100.0%
                            ===      ============   =====

MORTGAGE RATE (%)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
5.001 - 5.500                 4       152,094,896    31.9
5.501 - 5.750                27       193,644,245    40.6
5.751 - 6.000                22        82,722,193    17.3
6.001 - 6.500                15        48,211,248    10.1
6.501 - 7.000                 1           341,605     0.1
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 5.440%   Max: 6.610%   Wtd Avg: 5.698%

ORIGINAL TERM TO STATED MATURITY (MOS.)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
1 - 60                        3       153,030,000    32.1
61 - 84                       2        22,975,000     4.8
85 - 120                     57       282,875,395    59.3
121 - 180                     4        12,978,360     2.7
181 - 240                     2         5,155,433     1.1
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 60 mos.   Max: 240 mos.   Wtd Avg: 102 mos.

REMAINING TERM TO STATED MATURITY (MOS.)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
1 - 60                        3       153,030,000    32.1
61 - 84                       2        22,975,000     4.8
85 - 120                     57       282,875,395    59.3
121 - 180                     4        12,978,360     2.7
181 - 240                     2         5,155,433     1.1
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 57 mos.   Max: 236 mos.   Wtd Avg: 100 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
Interest Only                 9       181,305,000      38
1 - 180                       2         1,930,195     0.4
181 - 240                     4        10,766,398     2.3
241 - 300                     2         3,767,465     0.8
301 - 360                    37       217,221,543    45.5
361 >=                       14        62,023,587    13.0
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 180 mos.   Max: 480 mos.   Wtd Avg: 377 mos.

REMAINING AMORTIZATION TERM (MOS.)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
Interest Only                 9       181,305,000      38
1 - 180                       2         1,930,195     0.4
181 - 240                     4        10,766,398     2.3
241 - 360                    39       220,989,008    46.3
361 >=                       14        62,023,587    13.0
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 177 mos.   Max: 479 mos.   Wtd Avg: 375 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
<= 10.0                      15        35,672,228     7.5
10.1 - 20.0                  19        77,769,949    16.3
20.1 - 30.0                   4        17,896,655     3.8
40.1 - 50.0                   2         4,671,423       1
50.1 - 60.0                   2         3,286,720     0.7
60.1 - 70.0                   5        36,570,100     7.7
70.1 - 75.0                   9        67,189,348    14.1
75.1 - 80.0                  11       222,193,692    46.6
80.1 - 85.0                   1        11,764,073     2.5
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 3.0%   Max: 82.3%   Wtd Avg: 57.6%

BALLOON LOAN-TO-VALUE RATIO (%)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
1 - 10.0                     17        47,308,698     9.9
10.1 - 20.0                  17        66,133,478    13.9
20.1 - 30.0                   4        17,896,655     3.8
30.1 - 40.0                   1         2,982,078     0.6
40.1 - 50.0                   3         4,976,065     1.0
50.1 - 55.0                   1         3,495,100     0.7
60.1 - 65.0                   6        34,289,348     7.2
65.1 - 70.0                  15       140,902,765    29.5
70.1 - 75.0                   2         8,400,000     1.8
75.1 - 80.0                   2       150,630,000    31.6
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 0.1%   Max: 78.9%   Wtd Avg: 53.7%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (x)

                           NO. OF     AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
                          --------   ------------   -----
<= 1.00                       1       147,000,000    30.8
1.01 - 1.10                   5        36,700,000     7.7
1.11 - 1.20                   7        64,665,268    13.6
1.21 - 1.30                   8        63,566,400    13.3
1.31 - 1.40                   3         2,810,545     0.6
1.41 - 1.50                   1        14,335,000     3.0
1.51 - 1.60                   1         8,640,000     1.8
1.61 - 1.70                   1         1,394,366     0.3
1.91 - 2.00                   1         1,892,354     0.4
2.01 - 2.50                   1         1,689,346     0.4
2.51 - 3.00                   2        11,401,149     2.4
3.01 >=                      37       122,919,760    25.8
                            ---      ------------   -----
TOTAL:                       68      $477,014,188   100.0%
                            ===      ============   =====

Min: 1.00x   Max: 15.50x   Wtd Avg: 2.23x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-14

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS        MAR-07           MAR-08           MAR-09           MAR-10           MAR-11           MAR-12
------------------------   --------------   --------------   --------------   --------------   --------------   --------------

Locked Out                          99.16%           97.39%           79.50%           79.18%           77.33%           75.39%
Yield Maintenance Total              0.84%            2.61%           20.50%           20.23%           20.38%           24.30%
Penalty Points Total                 0.00%            0.00%            0.00%            0.59%            0.58%            0.00%
Open                                 0.00%            0.00%            0.00%            0.00%            1.71%            0.30%
                           --------------   --------------   --------------   --------------   --------------   --------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
                           --------------   --------------   --------------   --------------   --------------   --------------
Pool Balance Outstanding   $1,639,471,501   $1,632,875,708   $1,625,543,800   $1,615,694,068   $1,604,649,049   $1,313,154,539
% Initial Pool Balance             100.00%           99.60%           99.15%           98.55%           97.88%           80.10%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS        MAR-13           MAR-14           MAR-15           MAR-16          MAR-17         MAR-18
------------------------   --------------   --------------   --------------   --------------   ------------   -----------

Locked Out                          75.26%           70.58%           70.15%           66.98%          7.13%        52.98%
Yield Maintenance Total             24.43%           29.10%           29.53%           29.69%          6.71%        47.02%
Penalty Points Total                 0.00%            0.00%            0.00%            2.65%          0.00%         0.00%
Open                                 0.31%            0.32%            0.33%            0.67%         86.16%         0.00%
                           --------------   --------------   --------------   --------------   ------------   -----------
TOTALS                             100.00%          100.00%          100.00%          100.00%        100.00%       100.00%
                           --------------   --------------   --------------   --------------   ------------   -----------
Pool Balance Outstanding   $1,297,658,779   $1,255,126,514   $1,229,989,588   $1,211,829,652   $273,633,925   $34,570,293
% Initial Pool Balance              79.15%           76.56%           75.02%           73.92%         16.69%         2.11%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS       MAR-19        MAR-20        MAR-21       MAR-22       MAR-23       MAR-24
------------------------   -----------   -----------   -----------   ----------   ----------   ----------

Locked Out                       46.16%        43.71%        40.54%       39.12%       39.20%       39.31%
Yield Maintenance Total           3.02%         2.26%         1.26%       60.88%       60.80%       60.69%
Penalty Points Total             50.81%        54.03%        58.20%        0.00%        0.00%        0.00%
Open                              0.00%         0.00%         0.00%        0.00%        0.00%        0.00%
                           -----------   -----------   -----------   ----------   ----------   ----------
TOTALS                          100.00%       100.00%       100.00%      100.00%      100.00%      100.00%
                           -----------   -----------   -----------   ----------   ----------   ----------
Pool Balance Outstanding   $17,570,306   $16,045,993   $14,421,705   $1,922,658   $1,580,550   $1,216,707
% Initial Pool Balance            1.07%         0.98%         0.88%        0.12%        0.10%        0.07%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS     MAR-25     MAR-26    MAR-27
------------------------   --------   --------   ------
Locked Out                    39.48%     39.90%   0.00%
Yield Maintenance Total       60.52%     60.10%   0.00%
Penalty Points Total           0.00%      0.00%   0.00%
Open                           0.00%      0.00%   0.00%
                           --------   --------   -----
TOTALS                       100.00%    100.00%   0.00%
                           --------   --------   -----
Pool Balance Outstanding   $829,305   $417,046   $   0
% Initial Pool Balance         0.05%      0.03%   0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.

(3)  Def/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-15

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS        MAR-07           MAR-08            MAR-09          MAR-10           MAR-11           MAR-12
------------------------   --------------   --------------   --------------   --------------   --------------   --------------

Locked Out                          98.81%           96.32%           72.18%           72.15%           70.13%           69.55%
Yield Maintenance Total              1.19%            3.68%           27.82%           27.02%           26.64%           30.06%
Penalty Points Total                 0.00%            0.00%            0.00%            0.83%            0.82%            0.00%
Open                                 0.00%            0.00%            0.00%            0.00%            2.40%            0.40%
                           --------------   --------------   --------------   --------------   --------------   --------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
                           --------------   --------------   --------------   --------------   --------------   --------------
Pool Balance Outstanding   $1,162,457,314   $1,158,270,057   $1,153,685,518   $1,147,050,529   $1,139,416,231   $1,004,558,938
% Initial Pool Balance             100.00%           99.64%           99.25%           98.67%           98.02%           86.42%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS       MAR-13          MAR-14         MAR-15        MAR-16         MAR-17         MAR-18
------------------------   ------------   ------------   ------------   ------------   ------------   -----------

Locked Out                        69.38%         69.11%         68.67%         68.46%          2.76%        27.98%
Yield Maintenance Total           30.21%         30.48%         30.91%         31.11%          7.14%        72.02%
Penalty Points Total               0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
Open                               0.40%          0.41%          0.42%          0.42%         90.11%         0.00%
                           ------------   ------------   ------------   ------------   ------------   -----------
TOTALS                           100.00%        100.00%        100.00%        100.00%        100.00%       100.00%
                           ------------   ------------   ------------   ------------   ------------   -----------
Pool Balance Outstanding   $993,415,044   $978,473,492   $958,232,152   $945,223,339   $245,331,785   $21,610,853
% Initial Pool Balance            85.46%         84.17%         82.43%         81.31%         21.10%         1.86%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS      MAR-19        MAR-20       MAR-21     MAR-22   MAR-23   MAR-24
------------------------   ----------   -----------   ----------   ------   ------   ------

Locked Out                     100.00%      100.00%       100.00%   0.00%    0.00%    0.00%
Yield Maintenance Total          0.00%        0.00%         0.00%   0.00%    0.00%    0.00%
Penalty Points Total             0.00%        0.00%         0.00%   0.00%    0.00%    0.00%
Open                             0.00%        0.00%         0.00%   0.00%    0.00%    0.00%
                           ----------   ----------    ----------   -----    -----    -----
TOTALS                         100.00%      100.00%       100.00%   0.00%    0.00%    0.00%
                           ----------   ----------    ----------   -----    -----    -----
Pool Balance Outstanding   $5,281,168   $4,468,055    $3,602,484   $   0    $   0    $   0
% Initial Pool Balance           0.45%        0.38%         0.31%   0.00%    0.00%    0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.

(3)  Def/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-16

                          $1,461,178,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ13

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS       MAR-07         MAR-08         MAR-09         MAR-10         MAR-11         MAR-12
------------------------   ------------   ------------   ------------   ------------   ------------   ------------

Locked Out                       100.00%        100.00%         97.39%         96.38%         94.97%         94.43%
Yield Maintenance Total            0.00%          0.00%          2.61%          3.62%          5.03%          5.57%
Penalty Points Total               0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
Open                               0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
                           ------------   ------------   ------------   ------------   ------------   ------------
TOTALS                           100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
                           ------------   ------------   ------------   ------------   ------------   ------------
Pool Balance Outstanding   $477,014,188   $474,605,650   $471,858,282   $468,643,539   $465,232,818   $308,595,600
% Initial Pool Balance           100.00%         99.50%         98.92%         98.25%         97.53%         64.69%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS       MAR-13          MAR-14        MAR-15         MAR-16         MAR-17        MAR-18
------------------------   ------------   ------------   ------------   ------------   -----------   -----------

Locked Out                        94.44%         75.77%         75.37%         61.74%        45.05%        94.67%
Yield Maintenance Total            5.56%         24.23%         24.63%         24.66%         2.97%         5.33%
Penalty Points Total               0.00%          0.00%          0.00%         12.04%         0.00%         0.00%
Open                               0.00%          0.00%          0.00%          1.56%        51.98%         0.00%
                           ------------   ------------   ------------   ------------   -----------   -----------
TOTALS                           100.00%        100.00%        100.00%        100.00%       100.00%       100.00%
                           ------------   ------------   ------------   ------------   -----------   -----------
Pool Balance Outstanding   $304,243,735   $276,653,022   $271,757,436   $266,606,313   $28,302,139   $12,959,441
% Initial Pool Balance            63.78%         58.00%         56.97%         55.89%         5.93%         2.72%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS       MAR-19        MAR-20          MAR-21       MAR-22       MAR-23       MAR-24
------------------------   -----------   -------------   -----------   ----------   ----------   ----------

Locked Out                       23.03%        21.99%          20.74%       39.12%       39.20%       39.31%
Yield Maintenance Total           4.32%         3.13%           1.68%       60.88%       60.80%       60.69%
Penalty Points Total             72.65%        74.88%          77.57%        0.00%        0.00%        0.00%
Open                              0.00%         0.00%           0.00%        0.00%        0.00%        0.00%
                           -----------   -----------     -----------   ----------   ----------   ----------
TOTALS                          100.00%       100.00%         100.00%      100.00%      100.00%      100.00%
                           -----------   -----------     -----------   ----------   ----------   ----------
Pool Balance Outstanding   $12,289,138   $11,577,938     $10,819,221   $1,922,658   $1,580,550   $1,216,707
% Initial Pool Balance            2.58%         2.43%           2.27%        0.40%        0.33%        0.26%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS     MAR-25     MAR-26    MAR-27
------------------------   --------   --------   ------
Locked Out                    39.48%     39.90%   0.00%
Yield Maintenance Total       60.52%     60.10%   0.00%
Penalty Points Total           0.00%      0.00%   0.00%
Open                           0.00%      0.00%   0.00%
                           --------   --------   -----
TOTALS                       100.00%    100.00%   0.00%
                           --------   --------   -----
Pool Balance Outstanding   $829,305   $417,046   $   0
% Initial Pool Balance         0.17%      0.09%   0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.

(3)  Def/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-17

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                  MORTGAGE LOAN NO. 1 - 75-101 FEDERAL STREET
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                                    [PHOTO]

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                                      T-18

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                   MORTGAGE LOAN NO. 1 - 75-101 FEDERAL STREET
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                                     [MAP]

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Please refer to important information and qualifications at the end of this
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                                      T-19

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                   MORTGAGE LOAN NO. 1 - 75-101 FEDERAL STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                MSMC
ORIGINAL BALANCE:                   $210,000,000
CUT-OFF DATE BALANCE:               $210,000,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Acquisition
FIRST PAYMENT DATE:                 March 8, 2007
INTEREST RATE:                      5.690%
AMORTIZATION:                       Interest Only
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      February 8, 2017
EXPECTED MATURITY BALANCE:          $210,000,000
SPONSOR:                            Aslan Realty Partners III, LLC
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of January 17,
                                    2010 or 2 years after the REMIC "start-up"
                                    day, with U.S. Treasury defeasance or the
                                    payment of the greater of Yield Maintenance
                                    and 1% of the principal balance thereafter.
                                    Prepayable without a premium from and after
                                    November 8, 2016.
LOAN PER SF:                        $258.72
UP-FRONT RESERVES:                  TI/LC:                          $5,000,000
                                    Deferred Maintenance:           $2,288,750
ONGOING RESERVES:                   TI/LC(1):                       See below
                                    Lease Termination Rollover(1):  See below
                                    RE Tax:                         Springing
                                    Insurance:                      Springing
                                    Cap Ex:                       $13,500/month
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Office
PROPERTY SUB-TYPE:                  Urban
LOCATION:                           Boston, MA
YEAR BUILT/RENOVATED:               1929 (75 Federal Street), 1988 (101
                                    Federal Street) / 2000 (101 Federal Street)
PERCENT LEASED(2):                  90.7%
SQUARE FOOTAGE:                     811,687
THE COLLATERAL:                     Two interconnected office buildings (21
                                    stories and 31 stories)
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                LPC Commercial Services, Inc.
3RD MOST RECENT NOI (AS OF ):       $19,107,492 (2003)
2ND MOST RECENT NOI (AS OF):        $15,262,125 (2004)
MOST RECENT NOI (AS OF):            $10,906,763 (2005)
U/W NET OP. INCOME:                 $14,574,727
U/W NET CASH FLOW:                  $12,674,217
U/W OCCUPANCY:                      90.7%
APPRAISED VALUE:                    $279,200,000
CUT-OFF DATE LTV:                   75.2%
MATURITY DATE LTV:                  75.2%
DSCR:                               1.05x
POST IO DSCR:                       NAP
--------------------------------------------------------------------------------

(1)  See "Escrows and Reserves" for the specific details.

(2)  Percent Leased is based on the rent roll dated January 2007.

THE 75-101 FEDERAL STREET LOAN

     THE LOAN. The largest loan (the "75-101 Federal Street Loan") as evidenced by the Promissory Note (the "75-101 Federal Street Note") is secured by a first priority fee Mortgage and Security Agreement (the "75-101 Federal Street
Mortgage") encumbering two interconnected office towers consisting of 75 Federal
Street (21 stories) and 101 Federal Street (31 stories), located in Boston,
Massachusetts (the "75-101 Federal Street Property"). The 75-101 Federal Street
Loan was originated on January 17, 2007 by or on behalf of Morgan Stanley
Mortgage Capital Inc.

     THE BORROWER. The borrower is Transwestern Federal, L.L.C., a Delaware limited liability company (the "75-101 Federal Street Borrower") that owns no material asset other than the 75-101 Federal Street Property and related interests. The 75-101 Federal Street Borrower is a wholly-owned, direct subsidiary of Aslan Realty Partners III, LLC, the sponsor of the 75-101 Federal
Street Loan. Aslan

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                                      T-20

Realty Partners III, LLC is one of the funds managed by Transwestern Investment
Company, LLC ("Transwestern"), which is an investment firm specializing in commercial real estate. Since its inception in 1996, Transwestern has made more than 400 property investments representing a gross investment in excess of $7.6 billion.

     THE PROPERTY. The 75-101 Federal Street Property is located in the
Financial District of Boston, Massachusetts, at 75-101 Federal Street. It
consists of two interconnected office towers totaling 811,687 square feet consisting of: 75 Federal Street (21 stories), containing 249,243 square feet, and 101 Federal Street (31 stories), containing 562,444 square feet. The 75
Federal Street Property was constructed in 1929 and renovated in 2000. The 101
Federal Street was constructed in 1988. The 75-101 Federal Street Property is situated on approximately one acre and includes 196 below-grade parking spaces.

     The following table presents certain information relating to the major tenants at the 75-101 Federal Street Property:

                                                                                 % OF TOTAL     ANNUALIZED
                          CREDIT RATING                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                             (FITCH/       TENANT               UNDERWRITTEN    UNDERWRITTEN     BASE RENT       LEASE
   TENANT NAME             MOODY'S/S&P)     NRSF    % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
-----------------------   -------------   -------   ---------   -------------   ------------   ------------   ----------

Edwards & Angell             --/--/--      80,506       10%      $ 3,534,484         14%          $43.90      03/01/2008
Sherin and Lodgen            --/--/--      41,542        5%      $ 1,539,372          6%          $37.06      07/01/2014
                                          -------      ---       -----------        ---           ------
TOTAL/WEIGHTED AVERAGE       --/--/--     122,048       15%      $ 5,073,856         20%          $41.57
                                          -------      ---       -----------        ---           ------
Other Tenants                  NAP        614,279       76%      $19,910,919         80%          $32.41        Various
Vacant Space                   NAP         75,360        9%      $         0          0%          $ 0.00          NAP
                                          -------      ---       -----------        ---           ------
TOTAL/WEIGHTED AVERAGE                    811,687      100%      $24,984,775        100%          $33.93
                                          -------      ---       -----------        ---           ------

     The following table presents certain information relating to the lease rollover at the 75-101 Federal Street Property:

                             LEASE ROLLOVER SCHEDULE

                                       BASE       AVERAGE
                  # OF     SQUARE     RENTAL     BASE RENT    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF TOTAL
                 LEASES     FEET     REVENUES      PER SF    SQUARE FEET     % OF SF     RENTAL REVENUES    BASE RENTAL REVENUES
     YEAR       ROLLING   ROLLING     ROLLING     ROLLING      ROLLING       ROLLING         ROLLING               ROLLING
-------------   -------   -------   ----------   ---------   -----------   ----------   ----------------   ---------------------

   Vacant          13      75,360   $        0     $ 0.00          9%           9%              0%                    0%
    2007           12      65,041   $2,461,450     $37.84          8%          17%             10%                   10%
    2008           24     164,004   $6,377,532     $38.89         20%          38%             26%                   35%
    2009           12      74,994   $2,298,226     $30.65          9%          47%              9%                   45%
    2010           11      35,168   $1,148,436     $32.66          4%          51%              5%                   49%
    2011           14     106,631   $3,434,327     $32.21         13%          64%             14%                   63%
    2012            5      30,922   $  961,943     $31.11          4%          68%              4%                   67%
    2013            4      38,566   $1,310,875     $33.99          5%          73%              5%                   72%
    2014            7      96,502   $3,168,173     $32.83         12%          85%             13%                   85%
    2015            4      54,903   $1,747,998     $31.84          7%          91%              7%                   92%
    2016            5      69,596   $2,075,816     $29.83          9%         100%              8%                  100%
2017 & Beyond       0           0   $        0     $ 0.00          0%         100%              0%                  100%

              HISTORICAL ANNUAL RENT PER SQUARE FOOT INFORMATION(1)

2003(2)   2004(2)   2005(2)
-------   -------   -------
 $35.91    $28.61    $26.81

(1)  The effective annual rent based on base rent information provided by the
     75-101 Federal Street Borrower.

(2)  For the 75-101 Federal Street Property as of year-end.

     The following is an occupancy chart for the 75-101 Federal Street Property, as reported by the 75-101 Federal Street Borrower:

                        HISTORICAL OCCUPANCY INFORMATION

 YEAR   OCCUPANCY
-----   ---------
2006      89.2%
2005      85.7%
2004      88.0%
2003      79.5%

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Please refer to important information and qualifications at the end of this material.
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                                      T-21

(1)  Source: CoStar

     MARKET. According to information in the appraisal performed in connection with the origination of the 75-101 Federal Street Loan, the 75-101 Federal
Street Property is located in the Central Business District of the Boston office market. The appraisal further reports that during the third quarter of 2006, the sub-market contained 34,501,746 square feet and had a vacancy rate of 9.1%. As reported in the appraisal, the third quarter 2006 average asking rent was $41.27 per square foot and the availability rate was 13.2% for the sub-market.

     ESCROWS AND RESERVES. At loan closing, the 75-101 Federal Street Borrower has deposited a letter of credit in the amount of $5,000,000 into a TI/LC reserve for any tenant improvements and leasing commissions that are or may become payable by the 75-101 Federal Street Borrower. Additionally, the 75-101
Federal Street Borrower has established a deferred maintenance reserve for (i)
the facade repairs in an amount equal to $1,500,000 in the form of a letter of credit and (ii) other repairs including structural systems, roofing, garages and carpets, in an amount equal to $788,750 in the form of a letter of credit. The
75-101 Federal Street Borrower is required to deposit for (i) a Cap Ex reserve in an amount equal to $13,500 per month into a CapEx reserve, (ii) from January
2009 through and including December 2010, an amount into TI/LC reserve calculated by dividing (a) $2,000,000 minus the amount of the funds in the TI/LC reserve on deposit immediately prior to the each due date by (ii) the number of due dates remaining until the due date in December 2010, and (iii) a fee or other compensation from any tenant for the termination of its lease into a Lease
Termination Rollover reserve, to be used for tenant improvements and leasing commissions and a rent deficiency for the related space. Upon occurrence of an event of default under the loan documents or a cash sweep trigger event (as defined below), the 75-101 Federal Street Borrower is required to deposit 1/12 of the taxes that the lender estimates will be payable during the next ensuing
12 months and 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of the coverage upon the expiration thereof.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
75-101 Federal Street Loan. The lockbox begins a cash sweep upon an event of default or if at any time after January 1, 2008, the DSCR falls below 1.05x, until the DSCR is at least 1.10x for two consecutive quarters.

     PROPERTY MANAGEMENT. The 75-101 Federal Street Property is managed by LPC
Commercial Services, Inc. The management agreement is subordinate to the 75-101
Federal Street Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The 75-101 Federal Street
Borrower is permitted to obtain future mezzanine financing subject to the conditions set forth in the loan documents, including (i) immediately following the closing of such mezzanine loan, the aggregate principal balance of such mezzanine loan and the 75-101 Federal Street Loan will not result in a loan-to-value ratio greater than 80%, (ii) immediately following the closing of such mezzanine loan, the DSCR calculated on the basis of the such mezzanine loan and the 75-101 Federal Street Loan will not be less than 1.00x and (iii) a written confirmation from the Rating Agencies that such mezzanine loan will not result in a downgrade, withdrawal or qualification of the ratings assigned to the offered certificates.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 75-101 Federal Street Loan and the 75-101 Federal Street Property is set forth on Appendix II hereto.

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Please refer to important information and qualifications at the end of this material.
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                                      T-22

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                                      T-23

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                      MORTGAGE LOAN NO. 2 - RREEF PORTFOLIO
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                                     [PHOTO]

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                                      T-24

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                      MORTGAGE LOAN NO. 2 - RREEF PORTFOLIO
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                                      [MAP]

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                                      T-25

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - RREEF PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               MSMC
ORIGINAL BALANCE(1):                $147,000,000
CUT-OFF DATE BALANCE(1):            $147,000,000
SHADOW RATING (MOODY'S/S&P):        NAP
LOAN PURPOSE:                       Acquisition
FIRST PAYMENT DATE:                 January 8, 2007
INTEREST RATE:                      $388,000,000 of the $410,000,000 whole
                                    loan has a 5.470% interest rate and the
                                    remaining $22,000,000 has a 5.610%
                                    interest rate.
AMORTIZATION:                       Interest Only
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      December 8, 2011
EXPECTED MATURITY BALANCE:          $147,000,000
SPONSORS:                           RREEF / Bainbridge Companies LLC
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of December
                                    8, 2009 or 2 years after the REMIC
                                    "start-up" day, with U.S. Treasury
                                    defeasance thereafter. Prepayable without
                                    a premium from and after September 8, 2011.
LOAN PER UNIT(1)                    $158,914.73
UP-FRONT RESERVES:                  Tax:                  $698,705
                                    Insurance:            $89,368
                                    Deferred
                                    Maintenance:          $3,017,982
                                    Cap Ex:               $53,751
                                    Debt Service
                                    Shortfall(2):         $3,130,000
ONGOING RESERVES:                   RE Tax:               $220,144/month
                                    Cap Ex:               $53,741/month
                                    Insurance:            Springing
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio of 8 assets
PROPERTY TYPE:                      Multifamily
PROPERTY SUB-TYPE:                  Garden-style
LOCATION:                           See table below
YEAR BUILT/RENOVATED:               See table below
PERCENT LEASED(3):                  See table below
UNITS:                              See table below
THE COLLATERAL:                     8 garden-style apartment communities
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                Bainbridge Companies
3RD MOST RECENT NOI (AS OF):        $17,650,184 (2003)
2ND MOST RECENT NOI (AS OF):        $20,538,542 (2004)
MOST RECENT NOI (AS OF):            $21,386,392 (2005)
U/W NET OP. INCOME:                 $23,309,951
U/W NET CASH FLOW:                  $22,664,951
U/W OCCUPANCY:                      88.1%
APPRAISED VALUE:                    $540,900,000
CUT-OFF DATE LTV(1):                75.8%
MATURITY DATE LTV(1):               75.8%
DSCR(1):                            1.00x
POST IO DSCR:                       NAP
--------------------------------------------------------------------------------

(1)  The subject $147,000,000 loan represents a 35.9% pari passu interest in a
     $410,000,000 fixed rate mortgage loan. All LTV, DSCR and Loan per Unit numbers in this table are based on the $410,000,000 financing and are determined on a combined-property basis.

(2)  See "Escrows and Reserves" for the specific details.

(3)  Percent Leased is based on rent roll as of January 26, 2007 for the
     Virginia properties and rent roll dated December 31, 2006 for Fox Run and
     Watkins Station.

THE RREEF PORTFOLIO LOAN

     THE LOAN. The second largest loan (the "RREEF Portfolio Loan") as evidenced by Promissory Notes A1 and A6 (the "RREEF Portfolio Notes") is secured by first priority fee Deeds of Trust, Assignments of Leases and Rents, Security
Agreements and Fixture Filings (the "RREEF Portfolio Mortgages") encumbering eight apartment communities in northern Virginia (collectively, the "RREEF
Portfolio Properties"). The properties are located in Alexandria, Virginia;
Ashburn, Virginia; Herndon, Virginia (two properties); Manassas, Virginia;
Leesburg, Virginia; Germantown, Maryland and Gaithersburg, Maryland. The RREEF
Portfolio Loan was originated on December 8, 2006 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

     THE BORROWER. The borrowers are Magazine Barton's Crossing LP, Magazine
Carlyle Station LP, Magazine Glen LP, Magazine Village at McNair Farms LP,
Magazine University Heights LP, Magazine Lionsgate LP, Fox Run Holdco, LLC and
Watkins Station Holdco,

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material.
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                                      T-26

LLC, all Delaware limited partnerships (the "RREEF Portfolio Borrowers") each of which owns no material asset other than its respective RREEF Portfolio Property and related interests. The RREEF Portfolio Borrowers are wholly owned by RREEF
Global Opportunities Fund II, LLC and Bainbridge Magazine Investors, LLC, which are affiliates of RREEF and The Bainbridge Companies LLC, respectively, the sponsors of the RREEF Portfolio Loan. RREEF, a subsidiary of Deutsche Asset
Management, comprises a group of opportunity funds that acquire and manage commercial real estate investments globally. Bainbridge Companies LLC is a
Florida-based fully integrated real estate company engaged in the development, construction, management, acquisition and disposition of high quality apartment communities, condominiums and shopping centers.

     THE PROPERTY. The RREEF Portfolio Properties are comprised of eight Class
A/B garden-style apartment communities located in northern Virginia and
Maryland.

     The RREEF Portfolio Property known as Barton's Crossing is located in
Alexandria, Virginia, at 205 Century Place. The RREEF Portfolio Property
Barton's Crossing was originally constructed in 1989 and renovated in 2004-2006.
It consists of seven 4-story buildings with 532 units and a clubhouse. The RREEF
Portfolio Property Barton's Crossing is situated on approximately 10.15 acres and includes 933 parking spaces.

     The RREEF Portfolio Property known as Lionsgate is located in Herndon,
Virginia, at 13690 Legacy Circle. The RREEF Portfolio Property Lionsgate was
originally constructed in 2000. It consists of twelve 3-4-story buildings with
328 units and a clubhouse. The RREEF Portfolio Property Lionsgate is situated on approximately 15.50 acres and includes 479 parking spaces.

     The RREEF Portfolio Property known as University Heights is located in
Ashburn, Virginia, at 20300 River Ridge Road. The RREEF Portfolio Property
University Heights was originally constructed in 1991. It consists of nineteen
2-4 story buildings with 467 units and a clubhouse. The RREEF Portfolio Property
University Heights is situated on approximately 25.60 acres and includes 976 parking spaces.

     The RREEF Portfolio Property known as Carlyle Station is located in
Manassas, Virginia, at 10519 Lariat Lane. The RREEF Portfolio Property Carlyle
Station was originally constructed in 1986. It consists of fifteen 3-story buildings with 408 units and a clubhouse. The RREEF Portfolio Property Carlyle
Station is situated on approximately 34.13 acres and includes 767 parking spaces.

     The RREEF Portfolio Property known as McNair Farms is located in Herndon,
Virginia, at 2511 Farmcrest Drive. The RREEF Portfolio Property McNair Farms was
originally constructed in 1991. It consists of eleven 3-story buildings with 283 units and a clubhouse. The RREEF Portfolio Property McNair Farms is situated on approximately 12.72 acres and includes 481 parking spaces.

     The RREEF Portfolio Property known as Fox Run is located Germantown,
Maryland, at 2 Observation Court. The RREEF Portfolio Property Fox Run was
originally constructed in 1990. It consists of seventeen 3-4-story buildings with 218 units and a club house. The RREEF Portfolio Property Fox Run is situated on approximately 10.06 acres and includes 335 parking spaces.

     The RREEF Portfolio Property known as Watkins Station is located in
Gaithersburg, Maryland, at 99 Watkins Mill Road. The RREEF Portfolio Property
Watkins Station was originally constructed in 1975 and renovated in 2000. It consists of seven 3-story buildings with 210 units and a clubhouse. The RREEF
Portfolio Property Watkins Station is situated on approximately 11.17 acres and includes 396 parking spaces.

     The RREEF Portfolio Property The Glen is located in Leesburg, Virginia, at
86 Heritage Way, NW. The RREEF Portfolio Property The Glen was originally constructed in 1986. It consists of six 3-story buildings with 134 units and a leasing center. The RREEF Portfolio Property The Glen is situated on approximately 6.12 acres and includes 279 parking spaces.

                                              ALLOCATED                    OWNERSHIP      YEAR BUILT/       PERCENT
       PROPERTY              LOCATION        LOAN AMOUNT   PROPERTY TYPE    INTEREST       RENOVATED      LEASED (1)   UNITS
----------------------   ----------------   ------------   -------------   ---------   ----------------   ----------   -----

Barton's Crossing        Alexandria, VA     $ 35,136,585    Multifamily       Fee      1990 / 2004-2006      91.9%       532
Lionsgate                Herndon, VA        $ 25,097,561    Multifamily       Fee         2000 / NAP         89.6%       328
University Heights       Ashburn, VA        $ 24,021,951    Multifamily       Fee         1991 / NAP         85.9%       467
Carlyle Station          Manassas, VA       $ 21,691,463    Multifamily       Fee         1986 / NAP         80.1%       408
McNair Farms             Herndon, VA        $ 17,209,756    Multifamily       Fee         1991 / NAP         91.2%       283
Fox Run                  Germantown, MD     $ 10,218,293    Multifamily       Fee         1990 / NAP         94.0%       218
Watkins Station          Gaithersburg, MD   $  7,887,805    Multifamily       Fee          1975/2000         88.6%       210
The Glen                 Leesburg, VA       $  5,736,585    Multifamily       Fee         1986 / NAP         83.6%       134
                                            ------------                                                     ----      -----
TOTAL/WEIGHTED AVERAGE                      $147,000,000                                                     88.3%     2,580
                                            ============                                                     ====      =====

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--------------------------------------------------------------------------------

                                      T-27

                           PERCENT    AVERAGE SF    AVERAGE MONTHLY    AVERAGE MONTHLY       IN-PLACE          STABILIZED
       PROPERTY          LEASED (1)    PER UNIT    RENT PER UNIT (1)   RENT PER SF (1)   UNDERWRITTEN NCF   UNDERWRITTEN NCF
----------------------   ----------   ----------   -----------------   ---------------   ----------------   ----------------

Barton's Crossing           91.9%          821           $1,391             $1.69           $ 5,549,696        $ 5,815,281
Lionsgate                   89.6%        1,102           $1,548             $1.40           $ 3,913,217        $ 4,230,763
University Heights          85.9%          858           $1,155             $1.35           $ 3,368,933        $ 3,937,314
Carlyle Station             80.1%          952           $1,128             $1.19           $ 2,745,392        $ 3,539,776
McNair Farms                91.2%          780           $1,320             $1.69           $ 2,871,698        $ 3,036,029
Fox Run                     94.0%          969           $1,140             $1.18           $ 1,668,753        $ 1,696,375
Watkins Station             88.6%          918           $1,070             $1.17           $ 1,524,558        $ 1,691,854
The Glen                    83.6%          925           $1,122             $1.21           $ 1,022,703        $ 1,221,128
                            ----         -----           ------             -----           -----------        -----------
TOTAL/WEIGHTED AVERAGE      83.3%          905           $1,258             $1.39           $22,664,951        $25,168,520
                            ====         =====           ======             =====           ===========        ===========

(1)  Percent Leased is based on rent rolls as of 1/26/2007 for the Virginia properties and the rent roll dated 12/31/2006 for the Fox Run and Watkins
     Station properties.

     ESCROWS AND RESERVES. At loan closing, the RREEF Portfolio Borrowers deposited $3,017,982 for deferred maintenance and $698,705 for real estate taxes
$89,366 for insurance, $53,751 for capital expenditures and $3,130,000 for shortfall interest. On a monthly basis, the RREEF Portfolio Borrowers are required to escrow $220,144 for taxes and 1/12 of annual insurance premiums, provided that such insurance escrow will be waived if an acceptable blanket insurance policy is obtained and no event of default has occurred or is continuing. The RREEF Portfolio Borrowers are required to make monthly deposits with the lender of $20.83 per unit in a Cap Ex reserve for annual capital expenditures. The RREEF Portfolio Borrower is required to maintain the
$3,130,000 Shortfall Interest reserve at all times during the loan term, provided that the reserves will be released to the RREEF Portfolio Borrowers when the RREEF Portfolio achieves a DSCR of 1.20X. However the Shortfall
Interest reserve will not benefit the subject loan (and only benefits certain of the pari passu components of the RREEF Portfolio whole loan) until such time as the DSCR for the RREEF Portfolio is 1.08x or higher. In lieu of making payments of any escrows and reserves, the RREEF Portfolio Borrowers may deliver to the lender one or more letters of credit, which, however, in the aggregate, may not exceed 10% of the principal amount of the RREEF Portfolio Loan.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
RREEF Portfolio Loan. The hard lockbox will be in place until the RREEF
Portfolio Loan has been paid in full.

     PROPERTY MANAGEMENT. The RREEF Portfolio Properties are managed by The
Bainbridge Companies LLC, one of the sponsors of the RREEF Portfolio Loan. The management agreement is subordinate to the RREEF Portfolio Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The RREEF
Portfolio Property also secures, on a pari passu basis, companion notes with a
Cut-Off Date balance equal to $263,000,000. Such companion notes bear the same maturity date as the RREEF Portfolio Loan. An intercreditor agreement governs the rights between the trust, as holder of the RREEF Portfolio Loan, and the holders of the pari passu companion notes. See "Description of the Mortgage
Pool-The RREEF Portfolio Pari Passu Loan" herein.

     RELEASE OF PARCELS. The RREEF Portfolio Borrowers may obtain the release of individual properties through a partial defeasance in connection with third party sales by posting defeasance collateral in the amount of 110% of the allocated loan amount with respect to the particular RREEF Portfolio Property, subject to the satisfaction of certain conditions, including (i) no event of default has occurred or remains uncured, (ii) the RREEF Portfolio Borrower obtains written confirmation from the Rating Agencies that such partial defeasance will not result in a downgrade, withdrawal, or qualification of the ratings assigned to the offered certificates, and (iii) the DSCR immediately following such release is at least equal to the greater of 1.09x or the DSCR immediately prior to such release.

     Certain additional information regarding the RREEF Portfolio Loan and the
RREEF Portfolio Properties is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-29

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 3 - GATEWAY I
--------------------------------------------------------------------------------

                                    [PHOTO]

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Please refer to important information and qualifications at the end of this material.
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                                      T-30

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 3 - GATEWAY I
--------------------------------------------------------------------------------

                                      [MAP]

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Please refer to important information and qualifications at the end of this material.
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                                      T-31

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 3 - GATEWAY I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                IXIS Real Estate Capital
ORIGINAL BALANCE:                   $95,000,000
CUT-OFF DATE BALANCE:               $95,000,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Refinance
FIRST PAYMENT DATE:                 May 5, 2007
INTEREST RATE:                      6.480%
AMORTIZATION:                       Interest only through April 5, 2009.
                                    Principal and interest payments of $599,216
                                    beginning May 5, 2009 through maturity
                                    based on a 360-month amortization schedule.
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      April 5, 2017
EXPECTED MATURITY BALANCE:          $85,092,056
SPONSOR:                            Advance Realty Group, LLC
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of March 7,
                                    2011 or 2 years after the REMIC "start-up"
                                    day, with U.S. Treasury defeasance
                                    thereafter.  Prepayable without a premium
                                    from and after January 5, 2017.
LOAN PER SF:                        $184.48
UP-FRONT RESERVES:                  TI/LC:                   $76,420
                                                             $0
                                    Tax:                     $461,920
                                    Insurance:               $18,937
                                    Gibbons Outstanding TI   $1,669,633
                                    Reserve:

                                    Free Rent Reserve:       $240,214
ONGOING RESERVES:
                                    RE Tax:                  $153,973
                                    Insurance:               $18,937
                                    TI/LC:                   $61,707
                                    Cap Ex:                  $8,577
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Office
PROPERTY SUB-TYPE:                  CBD
LOCATION:                           Newark, NJ
YEAR BUILT/RENOVATED:               1971 / 2006
PERCENT LEASED(1):                  95.65%
SQUARE FOOTAGE:                     514,956
THE COLLATERAL:                     A 26 story office tower with 514,956 square
                                    feet of office and retail space as well as
                                    1,091 parking spaces.
OWNERSHIP INTEREST:                 Fee and Leasehold
PROPERTY MANAGEMENT:                Advance RealtyManagement, Inc.
3RD MOST RECENT NOI (AS OF ):       $3,680,247 (2004)
2ND MOST RECENT NOI (AS OF):        $3,563,089 (2005)
MOST RECENT NOI (AS OF):            $4,822,622 (T-12 12/31/2006)
U/W NET OP. INCOME:                 $9,153,505
U/W NET CASH FLOW:                  $8,379,829
U/W OCCUPANCY:                      95.7%
APPRAISED VALUE:                    $124,500,000
CUT-OFF DATE LTV:                   76.3%
MATURITY DATE LTV:                  68.3%
DSCR:                               1.34x
POST IO DSCR:                       1.17x
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated February 1, 2007.

THE GATEWAY I LOAN

     THE LOAN. The third largest loan (the "Gateway I Loan") as evidenced by that certain Promissory Note, is secured by a first priority Fee and Leasehold
Mortgage, Assignment of Leases and Rents and Security Agreement encumbering the borrower's fee and leasehold (with respect to a garage parcel) interest in the
514,956 square foot class A office property known as Gateway I, located in
Newark, New Jersey (the "Gateway I Property"). The Gateway I Loan was originated on March 7, 2007 by or on behalf of IXIS Real Estate Capital Inc.

     THE BORROWER. The borrowers are Advance at One Gateway, LLC, Advance at One
Gateway Garage, LLC, Advance at Three Gateway Garage, LLC, Advance at Three
Gateway Land, LLC and Advance at Mulberry, LLC, all Delaware limited liability companies (collectively, (the "Gateway I Borrower"). The Gateway I Borrower is a
single purpose, bankruptcy remote entity and has no material asset other than the Gateway I Property and related interests. The Gateway I Borrower is a wholly-owned, direct subsidiary of Advance Realty Group, LLC, the sponsor of the
Gateway I Loan. Advance Realty Group, LLC. was founded by Peter J. Cocoziello in
1979 and has grown to become one of the most active commercial real estate investors, managers and developers in the Middle Atlantic and New England regions. In 2001, Rothschild Realty, through Five Arrows Securities, made a $60 million operating company investment in Advance Realty

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                                      T-32

Group, LLC. Advance Realty group, LLC has over 5,000,000 square feet of office properties in its portfolio, concentrated in Boston, New Jersey and Washington,
D.C. markets.

     THE PROPERTY. The Gateway I Property is located in Newark, New Jersey, at
7-45 Raymond Boulevard and is the center of the Gateway Center complex. The
Gateway I Property is a 26-story, class "A" office tower situated on 4.11 acres of land. Constructed in 1971, the property encompasses 514,956 square feet of office and retail space consisting of 471,180 square feet of office space
(including 5,420 square feet of storage space) and 43,776 square feet of retail space (concourse level). The Gateway I Property also includes: (i) a parking facility which contains 342 parking spaces with direct secure access to the
Gateway I office tower, (ii) the Gateway III parking deck & retail which contains 650 parking spaces with direct secure access to the Gateway I Property, as well as 6,828 square feet of retail space on the concourse level and (iii), the Mulberry Street Parking Lot, which contains 99 spaces. Designed with flexible 18,638 square foot floor plates, the Gateway I Property's floors are easily adaptable for use by single or multiple tenants. The building also offers full array of onsite amenities including a direct sky-bridge to Newark Penn
Station, a retail concourse (restaurants, banking, fitness center, conference room, etc.), secure direct access parking, direct access to a full service hotel
(Gateway Hilton is accessible from the concourse), 11 elevators, newly renovated lobby and panoramic views of both Newark and the Manhattan skyline.

     The following table presents certain information relating to the major tenants at the Gateway I Property:

                                                                               % OF TOTAL     ANNUALIZED
                             CREDIT RATING                      ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                 (FITCH/      TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
        TENANT NAME           MOODY'S/S&P)     NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
--------------------------   -------------   -------   ----   -------------   ------------   ------------   ----------

Gibbons, Del Deo, Dolan         --/--/--     105,851     21%   $ 2,595,775          19%         $24.52      06/30/2018
Saiber, Schlesinger, Saltz      --/--/--      43,146      8%   $ 1,187,890           9%         $27.53      11/14/2009
Kaplan                          --/--/--      27,656      5%   $   774,368           6%         $28.00      07/31/2016
                                             -------    ---    -----------         ---          ------
TOTAL/WEIGHTED AVERAGE                       176,653     34%   $ 4,558,033          34%         $25.80
                                             -------    ---    -----------         ---          ------
Other Tenants                      NAP       315,901     61%   $ 8,946,125          66%         $28.32         Various
Vacant Space                       NAP        22,402      4%   $         0           0%         $ 0.00             NAP
                                             -------    ---    -----------         ---          ------
TOTAL/WEIGHTED AVERAGE                       514,956    100%   $13,504,159         100%         $27.42
                                             -------    ---    -----------         ---          ------

     The following table presents certain information relating to the lease rollover at Gateway I Property:

                             LEASE ROLLOVER SCHEDULE

                                                   % OF TOTAL                    % OF TOTAL BASE     CUMULATIVE % OF
                # OF LEASES   AVERAGE BASE RENT   SQUARE FEET    CUMULATIVE %    RENTAL REVENUES    TOTAL BASE RENTAL
    YEAR          ROLLING      PER SF ROLLING       ROLLING     OF SF ROLLING       ROLLING         REVENUES ROLLING
-------------   -----------   -----------------   -----------   -------------   ----------------   ------------------

   Vacant             0            $ 0.00               4%             4%               0%                  0%
     MTM              5            $28.37               4%             8%               4%                  4%
    2007             11            $29.61               5%            13%               5%                 10%
    2008              5            $32.50               4%            17%               4%                 13%
    2009             17            $29.11              15%            32%              16%                 30%
    2010             13            $27.73               9%            40%              10%                 40%
    2011             10            $30.85              10%            50%              12%                 52%
    2012              9            $25.99               6%            56%               6%                 58%
    2013              2            $26.58               2%            59%               2%                 60%
    2014              2            $28.00               3%            62%               3%                 63%
    2015              4            $32.86               4%            66%               4%                 68%
    2016              4            $34.00               7%            73%               8%                 75%
2017 & Beyond         6            $21.36              27%           100%              25%                100%

     ESCROWS AND RESERVES. The Gateway I Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Gateway I Loan.

     PROPERTY MANAGEMENT. The Gateway I Property is managed by Advance Realty
Management Inc. which is an affiliate of the Gateway I Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

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material.
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                                      T-33

     RELEASE OF PARCELS. The Gateway I Borrower may obtain the release of the retail parcel, three parking parcels and an air rights parcel upon satisfaction of certain conditions, including, but not limited to: (i) in the case of a parcel other than the Mulberry Street Parking Parcel, DSCR being not less than
1.50x after giving effect to such release and in the case of the Mulberry Street
Parking Parcel, a DSCR being no less than 1.40x after giving effect to such release, (ii) a LTV on the remaining property being no greater than 70%, and
(iii) in the case of the retail parcel and the parking parcels other than the
Mulberry Street Parking Parcel, the defeasance of an amount equal to 125% of the allocated loan amount for such parcel.

     Certain additional information regarding the Gateway I Loan and the Gateway
I Property is set forth on Appendix II hereto.

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Please refer to important information and qualifications at the end of this material.
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                                      T-35

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - ST. LOUIS MILLS
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                                    [PHOTO]

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Please refer to important information and qualifications at the end of this material.
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                                      T-36

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - ST. LOUIS MILLS
--------------------------------------------------------------------------------

                                      [MAP]

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material.
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                                      T-37

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - ST. LOUIS MILLS
--------------------------------------------------------------------------------

                                      [MAP]

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Please refer to important information and qualifications at the end of this material.
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                                      T-38

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - ST. LOUIS MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                        MSMC
ORIGINAL BALANCE:                   $90,000,000
CUT-OFF DATE BALANCE:               $90,000,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Refinance
FIRST PAYMENT DATE:                 February 8, 2007
INTEREST RATE:                      6.390%
AMORTIZATION:                       Interest Only
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      January 8, 2012
EXPECTED MATURITY BALANCE:          $90,000,000
SPONSOR(S):                         The Mills Corporation and Kan Am
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of December 28,
                                    2009, and 2 years after the REMIC "start-up"
                                    day, with U.S. Treasury defeasance
                                    thereafter. Prepayable without a premium
                                    from and after December 8, 2011.
LOAN PER SF:                        $73.79
UP-FRONT RESERVES:                  New Lease TI/LC:           $2,700,000
                                    Existing Lease TI/LC(1):   $15,000,000
                                    Traveler's Indemnity:      $2,500,000
                                    TDD:                       $3,500,000
ONGOING RESERVES:                   Cap Ex:                    $20,322/month
                                    RE Tax:                    $353,045/month
                                    Insurance:                 $23,006/month
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Retail
PROPERTY SUB-TYPE:                  Anchored
LOCATION:                           Hazelwood, MO
YEAR BUILT/RENOVATED:               2003 / NAP
PERCENT LEASED(2):                  84.5%
SQUARE FOOTAGE:                     1,219,704
THE COLLATERAL:                     1-Story Enclosed Super Regional Shopping
                                    Mall
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                Mills Services Corp.
3RD MOST RECENT NOI (AS OF):        $9,508,962  (2004)
2ND MOST RECENT NOI (AS OF):        $7,832,103 (2005)
MOST RECENT NOI (AS OF):            $8,256,126  (2006)
U/W NET OP. INCOME:                 $10,234,956
U/W NET CASH FLOW:                  $9,233,510
U/W OCCUPANCY:                      84.5%
APPRAISED VALUE:                    $142,000,000
CUT-OFF DATE LTV:                   63.4%
MATURITY DATE LTV:                  63.4%
DSCR:                               1.58x
POST IO DSCR:                       NAP
--------------------------------------------------------------------------------

(1)  The Existing Lease Rollover Account is associated with the Cabela's lease, signed June 6, 2006. Cabela's is scheduled to open in May 2007.

(2)  Percent Leased is based on the underwritten rent roll dated February 1,
     2007.

THE ST. LOUIS MILLS LOAN

     THE LOAN. The fourth largest loan (the "St. Louis Mills Loan") as evidenced by the Promissory Note (the "St. Louis Mills Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security Agreement
and Fixture Filing (the "St. Louis Mills Mortgage") encumbering the 1,219,704 square foot regional mall known as St. Louis Mills, located in Hazelwood,
Missouri (the "St. Louis Mills Property"). The St. Louis Mills Loan was
originated on December 28, 2006 by or on behalf of Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrower is St. Louis Mills Limited Partnership, a
Delaware limited partnership (the "St. Louis Mills Borrower") that owns no material asset other than the St. Louis Mills Property and related interests.
The St. Louis Mills Borrower is wholly-owned by the Mills Corporation (the Mills
Limited Partnership) and Kan Am (Kan Am USA XX Limited Partnership), the
sponsors of the St. Louis Mills Loan. The Mills Corporation is a publicly traded
REIT that owns, develops, redevelops, leases, acquires, expands, operates, and manages various types of retail and entertainment real estate properties. As of
2006, the Mills Corporation has ownership interests in, or management responsibility for, over 40 regional retail shopping and entertainment centers,
3 community shopping centers, and 19 single

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material.
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                                      T-39

tenant properties, that are developed or currently under development in 25 states totaling approximately 51 million of gross leasable area. Kan Am USA XX
Limited Partnership, a Delaware limited partnership, is an investment fund managed by KanAm US, Inc., which manages funds including pension funds, collective investment funds including those containing pension funds, separate accounts or other investors, foundations, and endowments. KanAm US, Inc. is an affiliate of KanAm, a private real estate investment company headquartered in
Munich, Germany which develops and manages commercial real estate investments in the United States and Europe.

     THE PROPERTY. The St. Louis Mills Property is located in Hazelwood,
Missouri, at 5555 St. Louis Mills Parkway, on Route 370, a major connector road near the intersection of Interstate 270. It is approximately 16 miles northwest of downtown St. Louis. The St. Louis Mills Property was constructed in 2003. It consists of a 1,219,704 square foot, one-story enclosed super regional shopping mall. The St. Louis Mills Property is situated on approximately 96 acres and includes approximately 6,599 parking spaces. The St. Louis Mills Property is anchored by Marshall's, Burlington Coat Factory, Circuit City, and Bed Bath &
Beyond. Cabela's, a nationally known hunting, fishing, and outdoor gear retailer, has signed a 15-year lease on a 135,000 square foot space currently under construction, and is scheduled to open for business in May 2007. The mall also has an 18-screen, stadium-seating Regal Cinema and a NASCAR Speedpark.

The table below is based on data provided by The Mills Corporation.

                                                                            CREDIT RATING OF                            OPERATING
                                                                             PARENT COMPANY               COLLATERAL    COVENANT
         ANCHOR                           PARENT COMPANY                  (FITCH/MOODY'S/S&P)     GLA      INTEREST    EXPIRATION
-----------------------   ---------------------------------------------   -------------------   -------   ----------   ----------

Cabela's(1)               Cabela's Incorporated                                 --/--/--        135,000      11.1%     04/30/2022
Burlington Coat Factory   Burlington Coat Factory Warehouse Corporation       CCC/B3/CCC+        80,931       6.6%     01/31/2014
Marshalls                 Marshalls of MA, Inc                                  --/--/--         50,186       4.1%     11/30/2013
Circuit City              Circuit City Stores, Inc                              --/--/--         35,183       2.9%     01/31/2019
Bed Bath & Beyond         Bed Bath & Beyond, Inc                               --/--/BBB         30,373       2.5%     01/31/2018
Sears                     Sears, Roebuck and Co                                BB/--/BB+         25,354       2.1%     05/14/2009
                                                                                                -------      ----
TOTAL                                                                                           357,027      29.3%
                                                                                                -------      ----

(1)  Cabela's signed a 15-year lease on June 6, 2006 (lease expiration date
     April 30, 2022) and is scheduled to open in May 2007.

The following table presents certain information relating to the major tenants at the St. Louis Mills Property:

                                                                            % OF TOTAL       ANNUALIZED
                          CREDIT RATING                       ANNUALIZED    ANNUALIZED   UNDERWRITTEN BASE
                              (FITCH/       TENANT    % OF   UNDERWRITTEN  UNDERWRITTEN         RENT           LEASE
      TENANT NAME        MOODY'S/S&P)(1)     NRSF     NRSF  BASE RENT ($)    BASE RENT    ($ PER NRSF) (2)  EXPIRATION
-----------------------  ---------------  ---------  -----  -------------  ------------  -----------------  ----------

Cabela's(1)                  --/--/--       135,000   11.1%   $ 1,200,000         9%           $ 8.89       04/30/2022
Regal Cinemas               B-/B2/BB-        84,506    6.9%   $   501,966         4%           $ 5.94       12/16/2018
Burlington Coat Factory    CCC/B3/CCC+       80,931    6.6%   $   404,655         3%           $ 5.00       01/31/2014
NASCAR Speedpark             --/--/--        59,049    4.8%   $   599,938         5%           $10.16       11/30/2023
Ice Zone                     --/--/--        52,134    4.3%   $    50,049         0%           $ 0.96       11/30/2023
Marshalls                    --/--/--        50,186    4.1%   $   426,581         3%           $ 8.50       11/30/2013
Circuit City                 --/--/--        35,183    2.9%   $   510,154         4%           $14.50       01/31/2019
Bed Bath & Beyond           --/--/BBB        30,373    2.5%   $   303,730         2%           $10.00       01/31/2018
                                          ---------  -----    -----------       ---            ------
TOTAL/WEIGHTED AVERAGE                      527,362   43.2%   $ 3,997,072        31%           $ 7.58
                                          ---------  -----    -----------       ---            ------
Other Tenants                  NAP          503,471   41.3%   $ 9,085,922        69%           $18.05         Various
Vacant Space                   NAP          188,871   15.5%   $      0.00         0%           $ 0.00           NAP
                                          ---------  -----    -----------       ---            ------
TOTAL/WEIGHTED AVERAGE                    1,219,704  100.0%   $13,082,994       100%           $12.69
                                          ---------  -----    -----------       ---            ------

(1)  Cabela's signed a 15-year lease on June 6, 2006 (to expire on April 30,
     2022) and is scheduled to open in May 2007.

(2)  PSF excludes vacant space.

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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-40

The following table presents certain information relating to the lease rollover at the St. Louis Mills Property:

                             LEASE ROLLOVER SCHEDULE

                            AVERAGE BASE  % OF TOTAL                    % OF TOTAL BASE   CUMULATIVE % OF
               # OF LEASES   RENT PER SF  SQUARE FEET  CUMULATIVE % OF  RENTAL REVENUES  TOTAL BASE RENTAL
     YEAR        ROLLING      ROLLING       ROLLING       SF ROLLING        ROLLING       REVENUES ROLLING
-------------  -----------  ------------  -----------  ---------------  ---------------  -----------------

   Vacant           49         $ 0.00          15%            15%               0%                0%
    2007            47         $10.65           7%            22%               7%                7%
    2008            19         $22.12           5%            27%              10%               16%
    2009            16         $13.73           7%            34%               9%               25%
    2010             7         $23.09           2%            36%               4%               29%
    2011             3         $ 4.83           1%            37%               0%               30%
    2012             2         $34.81           0%            37%               1%               30%
    2013            28         $14.57          17%            54%              23%               54%
    2014            19         $13.19          12%            66%              15%               68%
    2015             8         $71.21           1%            67%               7%               75%
    2016             2         $14.59           1%            68%               1%               76%
2017 & Beyond       10         $ 7.99          32%           100%              24%              100%

     ESCROWS AND RESERVES. At loan closing, the St. Louis Mills Borrower deposited $2,700,000 in an upfront reserve for tenant improvements and leasing costs, $15,000,000 in a reserve for tenant improvements and leasing costs associated with the Cabela's space, $2,500,000 in a Travelers Indemnity reserve and $3,500,000 in a TDD reserve. The TDD reserve was established to pay any assessments that is allocated to the St. Louis Mills Property in relation to bonds that were issued by the Transportation Development District, which financed the development of common roads and areas that access the St. Louis
Mills Property. The Travelers Indemnity reserve was established for indemnification exposure the St. Louis Borrower is subject to under the
Travelers Indemnity Agreement (capped at $2,500,000), which indemnifies
Travelers for any loss it experiences in connection with a completion bond it issued in favor of the City of Missouri for the redevelopment of the St. Louis
Mills Property and other property. The St. Louis Mills Borrower is required to escrow 1/12 of annual real estate taxes, insurance premiums and capital expenditures monthly, at a rate of $20,322/month. The amounts shown are the current monthly collections. The St. Louis Mills Loan was also structured with a
$2,700,000 upfront reserve for tenant improvements and leasing costs (the "New
Lease Rollover Account") and a $15,000,000 reserve for tenant improvements and leasing costs associated with the Cabela's space (the "Existing Tenant Rollover
Account").

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
St. Louis Mills Loan. A hard cash management arrangement will be established if any of the following trigger conditions occur: (a) the occurrence and continuance of a loan default, and terminating upon the cure or waiver of such default; or (b) the net operating income for the St. Louis Mills Property is less than $8,200,000, and terminating upon such time that the St. Louis Mills
Property achieves a net operating income of greater than or equal to $8,200,000 for 6 consecutive months. The lockbox will be in place until the St. Louis Mills
Loan has been paid in full.

     PROPERTY MANAGEMENT. The St. Louis Mills Property is managed by
MillsServices Corp., a Delaware corporation, which is an affiliate of the St.
Louis Mills Borrower. The management agreement is subordinate to the St. Louis
Mills Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). As of the
Cut-off Date, partners of the St. Louis Mills Borrower have made $12,293,834 in unsecured loans (the "Partner Loans") to the St. Louis Mills Borrower. Payments
on the Partner Loans are only to be made out of excess cash flow after all payments under the St. Louis Mills Loan are made. Additionally, the St. Louis
Mills Borrower is not permitted to obtain any further loans from its partners until the St. Louis Mills Loan is paid in full.

     RELEASE OF PARCELS. The St. Louis Mills Borrower may obtain a release of a designated parcel, without any required prepayment of the St. Louis Mills Loan, in order to facilitate the addition or expansion of improvements on the St.
Louis Mills Property (or such released parcel) for retail, hotel, restaurant, entertainment, office or multifamily residential purposes, provided the St.
Louis Mills Borrower satisfies certain conditions, including written confirmation from the rating agencies that such release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the offered certificates, and the addition or expansion must be compatible with the use and operation of the St. Louis Mills Property as a large regional retail shopping center.

     Certain additional information regarding the St. Louis Mills Loan and the
St. Louis Mills Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-41

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 5 - AT&T TOWER
--------------------------------------------------------------------------------

                                     [PHOTO]

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-42

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 5 - AT&T TOWER
--------------------------------------------------------------------------------

                                      [MAP]

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Please refer to important information and qualifications at the end of this material.
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                                      T-43

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 5 - AT&T TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                        MSMC
ORIGINAL BALANCE:                   $65,000,000
CUT-OFF DATE BALANCE:               $65,000,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Refinance
FIRST PAYMENT DATE:                 April 8, 2007
INTEREST RATE:                      5.800%
AMORTIZATION:                       Interest only through March 8, 2012.
                                    Principal and interest payments of
                                    $381,389.47 beginning April 8, 2012
                                    through the maturity date
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      April 8, 2017
EXPECTED MATURITY BALANCE:          $60,642,643
SPONSOR(S):                         National Electric Benefit Fund / Ryan
                                    Companies US, Inc
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of March 7,
                                    2010 and 2 years after REMIC "start-up"
                                    day with U.S. Treasury defeasance
                                    thereafter. Prepayable with the greater of
                                    yield maintenance premium and 1% of the
                                    principal balance thereafter
LOAN PER SF:                        $107.16
UP-FRONT RESERVES:                  TI/LC:       $3,500,000
                                    RE Tax:      $828,681
ONGOING RESERVES:                   RE Tax:      1/12 annual
                                                 required amount
                                    Insurance:   1/12 annual
                                                 required amount
                                    TI/LC:       Springing
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Office
PROPERTY SUB-TYPE:                  Urban
LOCATION:                           Minneapolis, MN
YEAR BUILT/RENOVATED:               1991/NAP
PERCENT LEASED(1):                  73.1%
SQUARE FOOTAGE:                     606,579
THE COLLATERAL:                     A 606,579 square foot, 33 Story Class A
                                    office tower in downtown Minneapolis, MN
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                Ryan Companies US, Inc.
3RD MOST RECENT NOI (AS OF):        NAP
2ND MOST RECENT NOI (AS OF):        $8,101,950 (2005)
MOST RECENT NOI (AS OF):            $7,792,658 (Ann. TTM 10/30/06)
U/W NET OP. INCOME:                 $5,999,576
U/W NET CASH FLOW:                  $5,320,742
U/W OCCUPANCY:                      73.1%
APPRAISED VALUE:                    $86,700,000
CUT-OFF DATE LTV:                   75.0%
MATURITY DATE LTV:                  69.9%
DSCR:                               1.39x
POST IO DSCR:                       1.16x
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the underwritten rent roll dated November 14,
     2006

THE AT&T TOWER LOAN

     THE LOAN. The fifth largest loan (the "AT&T Tower Loan") as evidenced by the Promissory Note (the "AT&T Tower Note") is secured by a first priority fee
Consolidated, Amended and Restated Mortgage and Security Agreement (the "AT&T
Tower Mortgage") encumbering the 606,579 square foot Class A office tower known as AT&T Tower, located in Minneapolis, Minnesota (the "AT&T Tower Property").
The AT&T Tower Loan was originated on March 7, 2007 by Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrower is 901 Marquette LLC, a Delaware limited liability company (the "AT&T Tower Borrower") that owns no material asset other than the AT&T Tower Property and related interests. The AT&T Tower Borrower is a joint venture between National

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Please refer to important information and qualifications at the end of this material.
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                                      T-44

Electric Benefit Fund (60%) and The Ryan Companies (40%), the sponsors of the
AT&T Tower Loan. National Electric Benefit Fund ("NEBF") is a multi-employer defined benefit pension plan for union members of the International Brotherhood of Electrical Workers and the National Electric Contractors Association. NEBF is
the third largest Taft-Hartley pension fund in the US with net assets over $11 billion and over 455,000 participants. Ryan Companies US, Inc, founded in 1938, is a leading national commercial real estate firm offering development, design, construction, property management, concrete construction, financing and leasing.

     THE PROPERTY. The AT&T Tower Property is located in Minneapolis, Minnesota, at 901 Marquette Avenue. The AT&T Tower Property was originally constructed in
1991. It consists of a 606,579 square foot, 33 story Class A office tower. The
AT&T Tower Property is situated on approximately 0.50 acres and includes 138 parking spaces in three subterranean levels.

     The following table presents certain information relating to the major tenants at the AT&T Tower Property:

                                                                                   % OF TOTAL    ANNUALIZED
                           CREDIT RATING                             ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                              (FITCH/                               UNDERWRITTEN  UNDERWRITTEN    BASE RENT
        TENANT NAME       MOODY'S/S&P)(1)  TENANT NRSF  % OF NRSF  BASE RENT ($)    BASE RENT   ($ PER NRSF)  LEASE EXPIRATION
------------------------  ---------------  -----------  ---------  -------------  ------------  ------------  ----------------

AT&T                           A/A2/A        237,896        39%      $4,752,416        63%         $19.98        06/30/2011
Utility Engineering Corp   BBB+/BBB/Baa1      82,105        14%      $1,177,069        16%         $14.34        08/31/2011(2)
Navitaire Inc.                B/B+/--         47,376         8%      $  735,513        10%         $15.53        01/31/2008
                                             -------       ---       ----------       ---          ------
TOTAL/WEIGHTED AVERAGE                       367,377        61%      $6,664,998        88%         $18.14
                                             -------       ---       ----------       ---          ------
Other Tenants                   NAP           75,735        13%      $  918,731        12%         $12.13
Vacant Space                    NAP          163,467        27%
                                             -------       ---       ----------       ---          ------
TOTAL/WEIGHTED AVERAGE                       606,579       100%      $7,583,729       100%         $17.11
                                             -------       ---       ----------       ---          ------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  8,753 SF expires on 6/30/07, 19,384 SF expires on 1/31/08, and 53,968 SF expires on 8/31/11.

     The following table presents certain information relating to the lease rollover at AT&T Tower Property:

                             LEASE ROLLOVER SCHEDULE

                                                  % OF TOTAL                      % OF TOTAL BASE   CUMULATIVE % OF TOTAL
                # OF LEASES   AVERAGE BASE RENT   SQUARE FEET   CUMULATIVE % OF   RENTAL REVENUES   BASE RENTAL REVENUES
    YEAR          ROLLING      PER SF ROLLING       ROLLING        SF ROLLING         ROLLING              ROLLING
-------------   -----------   -----------------   -----------   ---------------   ---------------   ---------------------

   Vacant              8            $ 0.00            27%              27%               0%                   0%
     MTM               2            $22.70             1%              28%               2%                   2%
    2007               3            $14.78             2%              30%               2%                   4%
    2008               8            $13.68            12%              42%              13%                  17%
    2009               1            $67.92             0%              42%               0%                  17%
    2010               1            $13.75             1%              42%               1%                  18%
    2011              11            $19.06            50%              92%              76%                  94%
    2012               2            $11.59             3%              95%               3%                  96%
    2013               3            $11.00             2%              97%               2%                  98%
    2014               2            $ 9.42             3%             100%               2%                 100%
    2015               0            $ 0.00             0%             100%               0%                 100%
    2016               0            $ 0.00             0%             100%               0%                 100%
2017 & Beyond          1            $ 0.00             0%             100%               0%                 100%

     ESCROWS AND RESERVES. The AT&T Tower Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. At the loan closing, the AT&T Tower Borrower deposited with the lender the amount of $3,500,000 for tenant improvements and leasing commissions and costs that may be incurred following the date thereof. At any time the amount of Rollover Funds on deposit with lender is less than $500,000 (the "Rollover Funds Threshold") the AT&T
Tower Borrower is required to deposit with lender on each Monthly Payment Date the sum of $37,119, and is required to continue making such monthly deposits of
Rollover Funds until such time as the amount of Rollover Funds on deposit with lender is in excess of the Rollover Funds Threshold.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
AT&T Tower Loan. The lockbox will be in place until the AT&T Tower Loan has been paid in full.

     PROPERTY MANAGEMENT. The AT&T Tower Property is managed by Ryan Companies
USA, Inc, which is an affiliate of the AT&T Tower Borrower. The management agreement is subordinate to the AT&T Tower Loan.

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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-45

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted if certain conditions set forth in the loan documents are met, including (i) no event of default exists, (ii) the LTV immediately following the closing of the mezzanine loan based on the aggregate principal balance of the
AT&T Tower Loan and the mezzanine loan is no greater than seventy-five percent
(75%); and (iii) the DSCR for both the AT&T Tower Loan and the mezzanine loan, based on a loan constant equal to the greater of (a) 7.5% or (b) the blended interest rate of the AT&T Tower Loan and the mezzanine Loan, shall not be less than 1.20x.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed

     Certain additional information regarding the AT&T Tower Loan and the AT&T
Tower Property is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-46

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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                                      T-47

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 6 - ICW PLAZA
--------------------------------------------------------------------------------

                                     [PHOTO]

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-48

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 6 - ICW PLAZA
--------------------------------------------------------------------------------

                                      [MAP]

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-49

--------------------------------------------------------------------------------
                         MORTGAGE LOAN NO. 6 - ICW PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               MSMC
ORIGINAL BALANCE:                   $43,000,000
CUT-OFF DATE BALANCE:               $43,000,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Refinance
FIRST PAYMENT DATE:                 March 1, 2007
INTEREST RATE:                      5.463%
AMORTIZATION:                       Interest Only
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      February 1, 2017
EXPECTED MATURITY BALANCE:          $43,000,000
SPONSOR(S):                         American Assets, Inc.
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of February 1,
                                    2010 and 2 years after the REMIC "start-up"
                                    day, with U.S. Treasury defeasance
                                    thereafter. Prepayable without a premium
                                    from and after October 1, 2016.
LOAN PER SF:                        $275.76
UP-FRONT RESERVES:                  RE Tax:      $189,872
ONGOING RESERVES:                   RE Tax:      $37,974/month
                                    Insurance:   Springing
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Office
PROPERTY SUB-TYPE:                  Urban
LOCATION:                           San Diego, CA
YEAR BUILT/RENOVATED:               1996/NAP
PERCENT LEASED(1):                  100.0%
SQUARE FOOTAGE:                     155,930
THE COLLATERAL:                     Four-story Class A Office Building
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                American Assets, Inc.
3RD MOST RECENT NOI (AS OF):        NAP
2ND MOST RECENT NOI (AS OF):        NAP
MOST RECENT NOI (AS OF):            NAP
U/W NET OP. INCOME:                 $3,199,656
U/W NET CASH FLOW:                  $3,099,861
U/W OCCUPANCY:                      94.9%
APPRAISED VALUE:                    $55,500,000
CUT-OFF DATE LTV:                   77.5%
MATURITY DATE LTV:                  77.5%
DSCR:                               1.30x
POST IO DSCR:                       NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated February 1, 2007.

THE ICW PLAZA LOAN

     THE LOAN. The sixth largest loan (the "ICW Plaza Loan") as evidenced by the
Promissory Note (the "ICW Plaza Note") is secured by a first priority fee Deed of Trust and Security Agreement (the "ICW Plaza Mortgage") encumbering the
155,930 square foot office building known as ICW Plaza, located in San Diego,
California (the "ICW Plaza Property"). The ICW Plaza Loan was originated on
January 31, 2007 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is ICW Plaza Holdings, LLC, a Delaware limited liability company (the "ICW Plaza Borrower") that owns no material asset other than the ICW Plaza Property and related interests. The ICW Plaza Borrower is an affiliate of American Assets, Inc., a California corporation ("AAI"), the sponsor of the ICW Plaza Loan. AAI is a private company that acts as a parent for a diverse group of businesses operating primarily in real estate, banking, insurance, and investment management, with assets of $1.87 billion ($1.52 billion of which are liquid assets), $793.7 million in total liabilities, and
$1.07 billion of shareholder equity. AAI is headquartered at the ICW Plaza
Property.

     THE PROPERTY. The ICW Plaza Property is located in San Diego, California, at 11455 El Camino Real. The ICW Plaza Property is located in a the master-planned community of Carmel Valley (also known as Del Mar Heights) which is located on the east side of Interstate 5 approximately 15 miles northwest of
San Diego's central business district. The ICW Plaza Property was constructed in
1996

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                                      T-50

and serves as the headquarters for Insurance Company of the West ("ICW"), which as of July 31, 2006 was rated A- (stable) by A.M. Best. It consists of a 155,930 square foot, 4-story (including basement) urban office building. The ICW Plaza
Property is situated on approximately 1.860 acres and includes 510 parking spaces.

     The following table presents certain information relating to the major tenants at the ICW Plaza Property

                                                                        % OF TOTAL    ANNUALIZED
                          CREDIT RATING                   ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                              (FITCH/     TENANT  % OF   UNDERWRITTEN  UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME         MOODY'S/S&P)    NRSF   NRSF  BASE RENT ($)   BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------  -------------  -------  ----  -------------  ------------  ------------  -------------

ICW(1)                       --/--/--     74,116    53%   $2,223,480        50%         $30.00     12/31/2016(2)
American Assets, Inc.(3)     --/--/--     15,736    11%   $  689,237        15%         $43.80     07/31/2016(4)
                                         -------   ---    ----------       ---          ------
TOTAL/WEIGHTED AVERAGE       --/--/--     89,852    64%   $2,912,717        65%         $32.42
                                         -------   ---    ----------       ---          ------
Other Tenants                  NAP        46,849    33%   $1,553,886        35%         $33.17        Various
Vacant Space                   NAP         3,158     2%   $        0         0%         $ 0.00          NAP
                                         -------   ---    ----------       ---          ------
TOTAL/WEIGHTED AVERAGE                   139,859   100%   $4,466,603       100%         $31.94
                                         -------   ---    ----------       ---          ------

(1)  Does not include 9,126 SF of basement storage space and 2,119 SF of "office services" space that are both month-to-month. No rent is underwritten for this space.

(2)  ICW is currently engaged in a month-to-month lease for two new spaces until such time that the Department of Insurance ("DOI") approves its lease for the aforementioned spaces. AAI has guaranteed the rent for these spaces until such time either (a) ICW receives approval from the DOI to enter into a lease at no less than $30.00 PSF or (b) a replacement tenant enters into a lease at no less than $30.00 PSF. Furthermore, the loan documents contain an additional non-recourse carve-out to AAI for any losses related to failure to lease the space.

(3)  Does not include 4,826 SF of basement storage space that expires on
     7/30/2016. Underwritten base rent is $18.00 PSF.

(4)  The expiration dates of the three American Assets, Inc. spaces are 10,930
     SF on 7/31/2016, 2,824 SF on 7/31/2016, and 1,982 SF on 7/31/2009.

     The following table presents certain information relating to the lease rollover at ICW Plaza Property:

                             LEASE ROLLOVER SCHEDULE

                            AVERAGE BASE  % OF TOTAL                    % OF TOTAL BASE   CUMULATIVE % OF
               # OF LEASES   RENT PER SF  SQUARE FEET  CUMULATIVE % OF  RENTAL REVENUES  TOTAL BASE RENTAL
     YEAR        ROLLING      ROLLING       ROLLING       SF ROLLING        ROLLING       REVENUES ROLLING
-------------  -----------  ------------  -----------  ---------------  ---------------  -----------------

   Vacant           1          $ 0.20           2%             2%              0%                 0%
     MTM            4          $15.46          15%            17%              8%                 8%
    2007            3          $32.49           4%            21%              4%                12%
    2008            7          $33.80          11%            31%             12%                24%
    2009            2          $34.86           5%            36%              6%                30%
    2010            2          $32.37           5%            41%              5%                36%
    2011            1          $34.20           2%            43%              2%                38%
    2012            1          $33.73           5%            48%              6%                44%
    2013            0          $ 0.00           0%            48%              0%                44%
    2014            0          $ 0.00           0%            48%              0%                44%
    2015            0          $ 0.00           0%            48%              0%                44%
    2016            9          $31.63          52%           100%             56%               100%
2017 & Beyond       0          $ 0.00           0%           100%              0%               100%

     ESCROWS AND RESERVES. The ICW Plaza Borrower is required to escrow 1/12 of annual real estate taxes monthly. Upon (a) the occurrence and continuance of an event of default under the loan documents or (ii) failure of the ICW Plaza
Borrower to pay all insurance premiums by no later than 10 business days prior to the delinquency thereof, or to provide written evidence that all insurance premiums have been paid in full without delinquency, the ICW Plaza Borrower is required to deposit into an insurance reserve monthly an amount equal to 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of the coverage upon expiration thereof.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
ICW Plaza Loan. A cash flow sweep will be established if any of the following trigger conditions occur: (a) the occurrence and continuance of a default under the ICW Plaza Loan, (b) a petition in bankruptcy is filed by or against the ICW
Plaza Borrower, (c) a petition in bankruptcy is filed by or against the manager of the ICW Plaza Property, or (d) the DSCR is less than 1.10x, and terminating when the ICW Plaza Property achieves a DSCR for three (3) consecutive months of greater than 1.15x on an aggregate basis for the preceding twelve (12)
consecutive months without giving effect to any capital contributions which may have been made to the ICW Plaza Borrower. The lockbox will be in place until the
ICW Plaza Loan has been paid in full.

     PROPERTY MANAGEMENT. The ICW Plaza Property is managed by American Assets,
Inc., which is the ICW Plaza Loan's sponsor. The management agreement is subordinate to the ICW Plaza Loan.

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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-51

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the ICW Plaza Loan and the ICW
Plaza Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-52

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material.
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                                      T-53

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 7 - PLYMOUTH ROAD TECHNICAL CENTER
--------------------------------------------------------------------------------

                                     [PHOTO]

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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-54

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 7 - PLYMOUTH ROAD TECHNICAL CENTER
--------------------------------------------------------------------------------

                                      [MAP]

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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-55

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 7 - PLYMOUTH ROAD TECHNICAL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                MSMC
ORIGINAL BALANCE:                   $34,000,000
CUT-OFF DATE BALANCE:               $31,519,687
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Refinance
FIRST PAYMENT DATE:                 February 1, 2004
INTEREST RATE:                      6.250%
AMORTIZATION:                       Interest only through July 1, 2004.
                                    Principal and Interest payments of
                                    $248,514.50 beginning August 1, 2004 through
                                    the maturity date.
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      January 1, 2019
EXPECTED MATURITY BALANCE:          $14,025,571
SPONSORS:                           Ashley Holdings III, LLC
INTEREST CALCULATION:               30/360
CALL PROTECTION:                    Locked out until December 31, 2008.
                                    Thereafter, prepayable with the greater of
                                    yield maintenance premium and 1% of the
                                    principal balance thereafter. Prepayable
                                    without premium during last 90 days of the
                                    loan term.
LOAN PER SF:                        $27.45
UP-FRONT RESERVES:                  TI/LC:             $50,000
ONGOING RESERVES:                   Debt Service(1):   $59,000/quarter
                                    TI/LC:             $45,833/quarter
LOCKBOX:                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Mixed Use
PROPERTY SUB-TYPE:                  Office / Warehouse
LOCATION:                           Livonia, MI
YEAR BUILT/RENOVATED:               1949 / 2000
PERCENT LEASED(2):                  90.5%
SQUARE FOOTAGE:                     1,148,235
THE COLLATERAL:                     Two story, multi-tenant warehouse/office
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                Ashley Capital, LLC
3RD MOST RECENT NOI (AS OF):        $3,896,269 (2004)
2ND MOST RECENT NOI (AS OF):        $3,692,746 (2005)
MOST RECENT NOI(AS OF):             $4,506,090 (T-12 09/30/04)
U/W NET OP. INCOME:                 $4,692,406
U/W NET CASH FLOW:                  $4,141,371
U/W OCCUPANCY:                      90.5%
APPRAISED VALUE:                    $54,000,000
CUT-OFF DATE LTV:                   58.4%
MATURITY DATE LTV:                  26.0%
DSCR:                               1.39x
POST IO DSCR:                       NAP
--------------------------------------------------------------------------------

(1)  Capped at an amount equal to the lesser of (a) $1,150,000 and (b) an amount that would provide a 1.15x DSCR based on gross receipts in place on August
     1, 2010 in the event that the current largest tenant (Roush) does not renew its lease.

(2)  Percent Leased is based on the rent roll dated September 30, 2006.

THE PLYMOUTH ROAD TECHNICAL CENTER LOAN

     THE LOAN. The seventh largest loan (the "Plymouth Road Technical Center
Loan") as evidenced by the Promissory Notes (collectively, the "Plymouth Road
Technical Center Note") is secured by a first priority fee Mortgage (and was assumed by Morgan Stanley Mortgage Capital Inc. under an Assignment and
Assumption of Interest Under Mortgage) (the "Plymouth Road Technical Center
Mortgage") encumbering the 1,148,235 square foot two-story mixed-use building, located in Livonia, Michigan (the "Plymouth Road Technical Center Property").
The Plymouth Road Technical Center Loan was originated on December 1, 2003 by
TIAA and subsequently purchased by Morgan Stanley Mortgage Capital Inc. in
December 2006.

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material.
--------------------------------------------------------------------------------

                                      T-56

     THE BORROWER. The borrower is Ashley Livonia South, LLC, a Michigan limited liability company (the "Plymouth Road Technical Center Borrower"). The Plymouth
Road Technical Center Borrower is a wholly-owned subsidiary of Ashley Capital,
LLC, the sponsor of the Plymouth Road Technical Center Loan. Ashley Capital,
LLC, a private real estate investment company, founded in 1984, developed and acquired over 22 million square feet of real estate primarily concentrated in the eastern United States and is recognized industrial developer and owner of
Detroit area industrial properties. Ashley Capital, LLC owns 9 other properties in Michigan totaling 10.5 million square feet other than the Plymouth Road
Technical Center Property.

     THE PROPERTY. The Plymouth Road Technical Center Property is located in
Livonia, Michigan, approximately 16 miles West of Detroit. The Plymouth Road
Technical Center Property was originally constructed in 1949 for use by General
Motors and was renovated and converted to a multi-tenant property in 2000. The
Plymouth Road Technical Center Property is approximately 10% office space and
90% warehouse space. The Plymouth Road Technical Center Property is situated on approximately 75 acres and includes 2,543 parking spaces.

     The following table presents certain information relating to the major tenants at the Plymouth Road Technical Center Property:

                                                                                   % OF TOTAL     ANNUALIZED
                              CREDIT RATING                         ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                 (FITCH/      TENANT       % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
      TENANT NAME              MOODY'S/S&P)    NRSF        NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)    EXPIRATION
---------------------------   -------------   ---------   -----   -------------   ------------   ------------   -------------

Roush Enterprises, Inc.          --/--/--       505,035     44%     $2,050,442         46%          $4.06        02/28/2011
NYX, Inc.                        --/--/--       212,383     19%     $1,040,547         23%          $4.90       02/28/2014(1)
Virginia Title Company           --/--/--       127,218     11%     $  449,827         10%          $3.54       06/30/2017(2)
CLM Parallel Recycling, Inc      --/--/--        77,924      7%     $  396,633          9%          $5.09        06/30/2007
                                              ---------    ---      ----------        ---           -----
TOTAL/WEIGHTED AVERAGE                          922,560     80%     $3,937,450         88%          $4.27
                                              ---------    ---      ----------        ---           -----
Other Tenants                      NAP          117,049     10%     $  552,034         12%          $4.72          Various
Vacant Space                       NAP          108,626     91%     $        0          0%          $0.00            NAP
                                              ---------    ---      ----------        ---           -----
TOTAL/WEIGHTED AVERAGE                        1,148,235    100%     $4,489,484        100%          $4.32
                                              ---------    ---      ----------        ---           -----

(1)  For, NYX, Inc. 104,899 SF expire on 8/31/2013 and 107,484 SF expire on
     2/28/2014.

(2)  For Virginia Title Company, 105,346 SF expire on 6/30/2017 and 21,872 SF expire on 10/1/2009.

The following table presents certain information relating to the lease rollover at THE Plymouth Road Technical Center Property:

                             LEASE ROLLOVER SCHEDULE

                              AVERAGE BASE   % OF TOTAL                    % OF TOTAL BASE     CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET    CUMULATIVE %    RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR          ROLLING        ROLLING       ROLLING     OF SF ROLLING       ROLLING         REVENUES ROLLING
-------------   -----------   ------------   -----------   -------------   ----------------   -----------------

   Vacant            2            $0.00           9%              9%               0%                  0%
     MTM             1            $4.95           5%             15%               7%                  7%
    2007             1            $5.09           7%             22%               9%                 16%
    2008             0            $0.00           0%             22%               0%                 16%
    2009             1            $0.00           2%             24%               0%                 16%
    2010             0            $0.00           0%             24%               0%                 16%
    2011             2            $4.10          49%             72%              51%                 67%
    2012             0            $0.00           0%             72%               0%                 67%
    2013             1            $4.95           9%             81%              12%                 78%
    2014             1            $4.85           9%             91%              12%                 90%
    2015             0            $0.00           0%             91%               0%                 90%
    2016             0            $0.00           0%             91%               0%                 90%
2017 & Beyond        2            $4.27           9%            100%              10%                100%

     ESCROWS AND RESERVES. At loan closing, the Plymouth Road Technical Center
Borrower established a TI/LC reserve, with the current balance of $599,652. The
TI/LC reserve will be released if it is determined by the lender that the
Plymouth Road Technical Center Property has achieved 92% occupancy for twelve
(12) months on a forward-looking basis. The Plymouth Road Technical Center
Borrower has also established a Debt Service reserve, with the current balance of $673,875, to which the Plymouth Road Technical Center Borrower is required to make quarterly deposits of $59,000, until the Debt Service reserve balance equals to the lesser of (i) $1,150,000 or (ii) an amount that would provide a
1.15x DSCR based on gross receipts in place on August 1, 2010 in the event the largest current tenant does not renew its lease. The Debt Service reserve will be released if the DSCR from new leases increases to at least 1.25x. Upon the occurrence and continuance of an event of default under the loan documents, the
Plymouth Road Technical Center Borrower is required to deposit into a Tax reserve monthly an amount equal to 1/12 of the annual real estate taxes as determined by the lender.

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Please refer to important information and qualifications at the end of this material.
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                                      T-57

     LOCKBOX AND CASH MANAGEMENT. No lockbox is in place with respect to the
Plymouth Road Technical Center Loan.

     PROPERTY MANAGEMENT. The Plymouth Road Technical Center Property is managed by Ashley Capital, which is an affiliate of the Plymouth Road Technical Center
Borrower. The management agreement is subordinate to the Plymouth Road Technical
Center Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Plymouth Road
Technical Center Borrower is permitted to obtain an additional loan that is subordinate to the Plymouth Road Technical Center Loan, in a principal amount that, when added to the Plymouth Road Technical Center Loan, will not exceed a
LTV ratio of 78%, from a lender satisfactory to the lender; provided that the combined DSCR is at least 1.35x.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Plymouth Road Technical Center
Loan and the Plymouth Road Technical Center Property is set forth on Appendix II hereto.

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Please refer to important information and qualifications at the end of this material.
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                                      T-59

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 8 - IVY MHP PORTFOLIO
--------------------------------------------------------------------------------

                                    [PHOTO]

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Please refer to important information and qualifications at the end of this material.
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                                      T-60

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 8 - IVY MHP PORTFOLIO
--------------------------------------------------------------------------------

                                     [MAP]

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Please refer to important information and qualifications at the end of this material.
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                                      T-61

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 8 - IVY MHP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION(1)
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               MSMC
ORIGINAL BALANCE:                   $27,500,000
CUT-OFF DATE BALANCE:               $27,500,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Acquisition
FIRST PAYMENT DATE:                 January 1, 2007
INTEREST RATE:                      5.620%
AMORTIZATION:                       Interest-only through December 1, 2011.
                                    Principal and interest payments of
                                    $158,218.71 beginning January 1, 2012
                                    through the maturity date.
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      December 1, 2016
EXPECTED MATURITY BALANCE:          $25,634,204
SPONSOR(S):                         National Home Communities, LLC
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of December 1,
                                    2011 and 2 years after the REMIC "start-up"
                                    day, with U.S. Treasury defeasance
                                    thereafter. Prepayable without a premium
                                    from and after September 1, /2016.
LOAN PER UNIT:                      $32,973.62
UP-FRONT RESERVES:                  RE Tax:                 $43,101
                                    Holdback Reserves(2):   $104,000
ONGOING RESERVES:                   Cap Ex(3):              Springing
                                    RE Tax:                 $43,101
                                    Insurance               Springing
LOCKBOX:                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION(1)
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio of 4 Assets
PROPERTY TYPE:                      Manufactured Housing Community
PROPERTY SUB-TYPE:                  Manufactured Housing Community
LOCATION:                           See table below
YEAR BUILT/RENOVATED:               See table below
PERCENT LEASED:                     See table below
UNITS:                              See table below
THE COLLATERAL:                     4 Manufactured Housing Communitiess
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                Carefree Property Management, LLC
3RD MOST RECENT NOI (AS OF):        NAP
2ND MOST RECENT NOI (AS OF):        $1,873,383 (2005)
MOST RECENT NOI (AS OF):            $1,778,199 (T-8 (08/31/06) Annualized)
U/W NET OP. INCOME:                 $2,039,868
U/W NET CASH FLOW:                  $1,998,168
U/W OCCUPANCY:                      75.8%
APPRAISED VALUE:                    $39,100,000
CUT-OFF DATE LTV:                   70.3%
MATURITY DATE LTV:                  65.6%
DSCR:                               1.28x
POST IO DSCR:                       1.05x
--------------------------------------------------------------------------------

(1)  The loan and property information numbers provided are determined on a combined-property basis.

(2)  Holdback Reserves were taken at closing subject to a DSCR of 1.05x and based on a 30-year amortization schedule. If not released by 12/1/2011, the
     DSCR release coverage increases to 1.20x. See "Escrow and Reserves" below for specific details.

(3)  Reserve requirements will begin on 1/1/2008, unless waived. See "Escrows and Reserves" below for specific details.

THE IVY MHP PORTFOLIO LOAN

     THE LOAN. The eighth largest loan (the "IVY MHP Portfolio"), as evidenced by four Promissory Notes (the "IVY MHP Portfolio Notes"), is comprised of four mortgage loans (the "Tallowood Isles Loan," the "Kissimmee Gardens Loan,", the
"Paddock Park South Loan," and the "Shady Road Villas Loan," and each, an "IVY
MHP Portfolio Loan") encumbering four mobile home park properties (the "Paddock
Park South Property, the "Shady Road Villas Property," the "Kissimmee Gardens
Property," and the "Tallowood Isles Property," and each, an "IVY MHP Portfolio
Property, and collectively the "IVY MHP Portfolio Properties"), totaling 834 units located in Florida. Each IVY MHP Portfolio Loan is secured by a first priority fee Mortgage and Security Agreement ("IVY MHP Portfolio Mortgage") on
the respective IVY MHP Portfolio Property, and each IVY MHP Portfolio Loan is cross-collateralized and cross-defaulted with the other. The IVY MHP Portfolio was originated on November 29, 2006 by or on behalf of Morgan Stanley Mortgage
Capital Inc.

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Please refer to important information and qualifications at the end of this material.
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                                      T-62

     THE BORROWER. The borrowers are NHC-FL201, LLC, a Delaware limited liability company (for the Paddock Park South Property; NHC-FL202, LLC, a
Delaware limited liability company (for the Shady Road Villas Property
("NHC-FL202"); NHC-FL203, LLC, a Delaware limited liability company (for the
Kissimmee Gardens Property ("Kissimmee Gardens") ("NHC-FL203"); and NHC-FL204,
LLC, a Delaware limited liability company (for the Tallowood Isles Property
("NHC-FL204") (with NHC-FL201, NHC-FL202, NHC-FL203 and NHC-FL204 collectively referred to as the "IVY MHP Portfolio Borrower"). The IVY MHP Portfolio Borrower
owns no material asset other than the IVY MHP Portfolio Properties and related interests. NHC-FL201, NHC-FL202, NHC-FL203 and NHC-FL204 are wholly-owned by
National Home Communities, LLC, the sponsor of the IVY MHP Portfolio Loan.
National Home Communities, LLC is a newly-formed Delaware LLC controlled by
General Electric Capital Corporation via GEBAM, Inc. (80%), and National RV
Communities, LLC (20%). National Home Communities principals are the general partner or managing member for day-to-day operations. General Electric Capital
Corporation will have approval rights over major decisions relating to development, refinancing, operating budgets, affiliate transactions, leases, environmental, tax, accounting, litigation, and other matters.

     THE PROPERTY. The IVY MHP Portfolio Properties are four mobile home park properties that total approximately 834 units over a total of 141.0 acres, all located in Florida. The IVY MHP Portfolio Properties were originally constructed between 1972 and 1987. See the table below for additional information about the
IVY MHP Portfolio Properties.

     The Tallowood Isles Property is located at 3878 NW 67th Street, Coconut
Creek, Florida 33073. It features a clubhouse, swimming pool, shuffleboard courts and laundry facilities. The Tallowood Isles Property is situated on approximately 51.9 acres.

     The Kissimmee Gardens Property is located at 2552 Tohope Boulevard,
Kissimmee Florida 34741. It features a clubhouse, swimming pool, shuffleboard courts and laundry facilities. The Kissimmee Gardens Property is located on approximately 51.9 acres.

     The Paddock Park South Property is located at 8880 SW 27th Avenue, Ocala,
Florida 34476. It features a clubhouse, swimming pool and shuffleboard courts.
The Paddock Park South Property is situated on approximately 31.3 acres.

     The Shady Road Villas Property is located at 9100 SW 27th Avenue, Ocala,
Florida 34476. It features a clubhouse, swimming pool and shuffleboard courts.
The Shady Road Villas Property is situated on approximately 21.8 acres.

                                           ALLOCATED LOAN                                  OWNERSHIP  YEAR BUILT/  PERCENT
     PROPERTY               LOCATION            AMOUNT             PROPERTY TYPE            INTEREST    RENOVATED   LEASED  UNITS
----------------------  -----------------  --------------  ------------------------------  ---------  -----------  -------  -----

Tallowood Isles         Coconut Creek, FL   $12,600,000    Manufactured Housing Community     Fee       1987/NAP   79.3%(1)  276
Kissimmee Gardens         Kissimmee, FL     $ 9,100,000    Manufactured Housing Community     Fee       1972/NAP   78.3%(2)  240
Paddock Park South          Ocala, FL       $ 3,900,000    Manufactured Housing Community     Fee       1987/NAP   75.0%(3)  188
Shady Road Villas           Ocala, FL       $ 1,900,000    Manufactured Housing Community     Fee       1987/NAP   57.7%(3)  130
                                            -----------                                                            ----      ---
TOTAL/WEIGHTED AVERAGE                      $27,500,000                                                            76.9%     834
                                            -----------                                                            ----      ---

(1)  Based on the rent roll dated August 29, 2006,

(2)  Based on the rent roll dated August 31, 2006.

(3)  Based on the rent roll dated September 1, 2006.

     ESCROWS AND RESERVES. Master Lease Holdback reserves were taken at loan closing subject to the IVY MHP Portfolio Property's achievement of a DSCR of
1.05x and based on a 30-year amortization schedule. $45,700 was held for
Tallowood Isles, $31,200 was held for Kissimmee Gardens, $27,100 was held for
Shady Road Villas. If the Holdback reserves are not released by 12/01/2011, the
DSCR release coverage increases to 1.20x.

     Beginning on January 1, 2008, the replacement reserves for the IVY MHP
Properties are: $1,000/month and capped at $12,000 for Kissimmee Gardens;
$783/month and capped at $9,400 for Paddock Park South; $542/month and capped at
$6,500 for the Shade Road Villas; and $1,150/month and capped at $13,800 for
Tallowood Isles. However, these escrows are waived provided that the IVY MHP
Portfolio Borrow spends a minimum of $50 per pad site per year on a given IVY
MHP Portfolio Property during the term of the IVY MHP Portfolio Loan. If the IVY
MHP Portfolio Borrower fails to spend $50 per pad site per year on any of the
IVY MHP Portfolio Properties, then the replacement escrow shall begin for that
IVY MHP Portfolio Property and remain collected throughout the remaining term of the IVY MHP Portfolio Loan. The IVY MHP Portfolio Borrower is required to escrow
1/12 of annual real estate taxes monthly.

     LOCKBOX AND CASH MANAGEMENT. No lockbox is in place with respect to the IVY
MHP Portfolio Loan.

     PROPERTY MANAGEMENT. The IVY MHP Portfolio Properties are managed by
Carefree Property Management, which is an affiliate of the IVY MHP Portfolio
Borrower. The management agreement is subordinate to the IVY MHP Portfolio Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

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Please refer to important information and qualifications at the end of this material.
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                                      T-63

     RELEASE OF PARCELS. The IVY MHP Portfolio Borrower may obtain the release of individual properties through a partial defeasance by posting defeasance collateral in the amount of 110% of the allocated loan amount with respect to the particular Ivy MHP Portfolio Property, subject to the satisfaction of certain conditions, including (i) no event of default has occurred or remains uncured, (ii) the DSCR on the remaining notes immediately following such release is equal to or greater than 1.05x, (iii) the LTV of the remaining notes immediately following such release is no greater than 80% and (iv) the IVY MHP
Portfolio Borrower receives a written confirmation from the Rating Agencies that such release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the offered certificates.

     Certain additional information regarding the IVY MHP Portfolio Loan and the
IVY MHP Portfolio Properties is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-64

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                                      T-65

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 9 - NORTHRIDGE I
--------------------------------------------------------------------------------

                                    [PHOTO]

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Please refer to important information and qualifications at the end of this material.
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                                      T-66

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 9 - NORTHRIDGE I
--------------------------------------------------------------------------------

                                     [MAP]

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-67

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 9 - NORTHRIDGE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               MSMC
ORIGINAL BALANCE:                   $27,400,000
CUT-OFF DATE BALANCE:               $27,400,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Acquisition
FIRST PAYMENT DATE:                 March 8, 2007
INTEREST RATE:                      6.228%
AMORTIZATION:                       Interest Only
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      February 8, 2012
EXPECTED MATURITY BALANCE:          $27,400,000
SPONSORS:                           Normandy Real Estate Partners
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until January 18, 2009,
                                    thereafter, prepayable in whole with the
                                    greater of 1% of the principal balance or
                                    the Yield Maintenance Premium. Open to
                                    Defeasance with U.S. Treasury at the earlier
                                    of January 18, 2010 or 2 years after the
                                    REMIC "start-up" day. Prepayable without a
                                    premium from and after March 8, 2011.
LOAN PER SF                         $222.39
UP-FRONT RESERVES:                  Tenant Improvement:            $225,000
                                    RE Tax:                        $40,590
                                    Insurance:                     $2,598
                                    Debt Service:                  $400,000
ONGOING RESERVES:                   TI/LC:                         $26,792/month
                                    RE Tax:                        $20,295/month
                                    Insurance:                     $1,499/month
                                    Cap Ex:                        $2,627/month
                                    Environmental                  Springing
                                    Lease Termination Rollover(1): See below
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Office
PROPERTY SUB-TYPE:                  Suburban
LOCATION:                           Herndon, VA
YEAR BUILT/RENOVATED:               1988 / NAP
PERCENT LEASED(2):                  93.7%
SQUARE FOOTAGE:                     123,208
THE COLLATERAL:                     A 6-story Class A office building
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                Normandy FundSub Management Co., LLC
3RD MOST RECENT NOI (AS OF):        NAP
2ND MOST RECENT NOI (AS OF):        $2,753,706 (2004)
MOST RECENT (AS OF):                $1,186,378 (2005)
U/W NET OP. INCOME(3):              $2,228,040
U/W NET CASH FLOW(3):               $1,903,191
U/W OCCUPANCY:                      93.7%
APPRAISED VALUE:                    $35,100,000
CUT-OFF DATE LTV:                   78.1%
MATURITY DATE LTV:                  78.1%
DSCR(3) :                           1.10x
POST IO DSCR:                       NAP
--------------------------------------------------------------------------------

(1)  See "Escrows and Reserves" for the specific details.

(2)  Percent Leased is based on the rent roll dated January 1, 2007.

(3)  The U/W Net. Op. Income, Net Cash Flow, and DSCR are underwritten pursuant to the release conditions of the $400,000 Interest Letter of Credit. Please see "Escrows and Reserves" below for further detail.

THE NORTHRIDGE I LOAN

     THE LOAN. The ninth largest loan (the "Northridge I Loan") as evidenced by the Promissory Note (the "Northridge I Note") is secured by a first priority fee
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture
Filing (the "Northridge I Mortgage") encumbering a 6-story Class A office building, located in Herndon, Virginia (the "Northridge I Property"). The
Northridge I Loan was originated on January 18, 2007 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

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                                      T-68

     THE BORROWER. The borrower is Normandy Northridge, LLC, a Delaware limited liability company (the "Northridge I Borrower") that owns no material asset other than the Northridge I Property and related interests. The Northridge I
Borrower is controlled by Normandy Real Estate Partners ("Normandy"), the
sponsor of the Northridge I Loan. Normandy is a real estate investment management company established in 2002 and based in Morristown NJ, with offices in Boston and New York. Over the last 10 years, Normandy has invested over $800 million of equity in 44 separate transactions totaling $3 billion in asset value. Normandy targets investments in a broad range of real estate assets, portfolios, and companies consisting of office, multifamily, hotel and retail properties. The investment targets range in size from $5 million to over $1 billion in purchase price (from approximately $2 million to $200 million in equity), with geographical concentration in Boston, New York City, Northern New
Jersey, Philadelphia and Washington D.C.

     THE PROPERTY. The Northridge I Property is located in Herndon, Virginia, within the Woodland Park business park, which is a 230 acre office/R&D park overlooking the Dulles Toll Road in Northern Virginia. The Northridge I Property
is a 6-story Class A office building, containing approximately 123,208 square feet. The Northridge I Property was constructed in 1988. The Northridge I
Property is situated on approximately 6.27 acres and includes 457 parking spaces.

     The following table presents certain information relating to the major tenants at the Northridge I Property:

                                                                                     % OF TOTAL      ANNUALIZED
                                    CREDIT RATING                    ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                                       (FITCH/      TENANT  % OF    UNDERWRITTEN    UNDERWRITTEN      BASE RENT       LEASE
           TENANT NAME            MOODY'S/S&P)(1)    NRSF   NRSF  BASE RENT ($)(2)  BASE RENT (2)  ($ PER NRSF)(2)  EXPIRATION
--------------------------------  ---------------  -------  ----  ----------------  -------------  ---------------  ----------

GSA (SBA)                            AAA/Aaa/AAA    44,777    36%    $1,171,796           40%           $26.17      01/31/2011
Time Warner Cable Inc.              BBB/Baa2/BBB    41,580    34%    $1,102,702           37%           $26.52      04/30/2009
Kimley-Horn and Associates, Inc.      --/--/--      21,433    17%    $  507,748           17%           $23.69      01/01/2011
Holder Construction Group, LLC        --/--/--       3,416     3%    $   85,400            3%           $25.00      03/31/2009
Vizual Incorporated                   --/--/--       2,285     2%    $   58,839            2%           $25.75      11/30/2012
Woodland Cafe                         --/--/--       1,994     2%    $   30,668            1%           $15.38      05/01/2016
                                                   -------   ---     ----------          ---            ------
TOTAL/WEIGHTED AVERAGE                             115,485    94%    $2,957,152          100%           $25.61
                                                   -------   ---     ----------          ---            ------
Vacant Space                             NAP         7,723     6%    $        0            0%           $ 0.00         NAP
                                                   -------   ---     ----------          ---            ------
TOTAL/WEIGHTED AVERAGE                             123,208   100%    $2,957,152          100%           $25.61
                                                   -------   ---     ----------          ---            ------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Base Rent is based on the Rent Roll as of January 1, 2007 and includes contractual rent steps of $32,664 through August 1, 2007.

     The following table presents certain information relating to the lease rollover at the Northridge I Property:

                             LEASE ROLLOVER SCHEDULE

                              AVERAGE BASE    % OF TOTAL                   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES   RENT PER SF    SQUARE FEET    CUMULATIVE %   RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR          ROLLING      ROLLING         ROLLING    OF SF ROLLING        ROLLING       REVENUES ROLLING
-------------   -----------   ------------   -----------   -------------   ---------------   -----------------

   Vacant            1           $ 0.00           6%              6%              0%                  0%
    2007             0           $ 0.00           0%              6%              0%                  0%
    2008             0           $ 0.00           0%              6%              0%                  0%
    2009             3           $26.40          37%             43%             40%                 40%
    2010             0           $ 0.00           0%             43%              0%                 40%
    2011             5           $25.37          54%             97%             57%                 97%
    2012             1           $25.75           2%             98%              2%                 99%
    2013             0           $ 0.00           0%             98%              0%                 99%
    2014             0           $ 0.00           0%             98%              0%                 99%
    2015             0           $ 0.00           0%             98%              0%                 99%
    2016             1           $15.38           2%            100%              1%                100%
2017 & Beyond        0           $ 0.00           0%            100%              0%                100%

     ESCROWS AND RESERVES. At loan closing, the Northridge I Borrower deposited an amount equal to $225,000 into a Tenant Improvements reserve and posted a
$400,000 letter of credit for debt service shortfalls. Funds from the debt service reserve will be released to the Northridge I Borrower upon achieving a
DSCR of 1.10x for 3 consecutive months. The Northridge I Borrower is required to deposit (i) monthly into a Tax reserve 1/12 of the taxes that the lender estimates will be payable during the next ensuing 12 months and into an
Insurance reserve 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of the coverage upon the expiration thereof, (ii)
into a Cap Ex reserve an amount equal to $2,627 per month and (iii) into a
Tenant Improvements/Leasing Commissions reserve an amount equal to $26,792 per month. Additionally, the Northridge I Borrower is required to deposit into a
Lease

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                                      T-69

Termination Rollover reserve, a fee or other compensation from any tenant for the termination of its lease, to be used for tenant improvements and leasing commissions and a rent deficiency for the related space. In the event that the
Northridge I Borrower fails to complete the remediation of the fuel spill at the
Northridge I Property within 120 days of the origination, the Northridge I
Borrower may be required by the lender, at its option, to deposit into an
Environmental Remediation reserve an amount up to $50,000 either in cash or a letter of credit.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Northridge I Loan. The lockbox begins a cash sweep upon and during a continuance of an event of default under the loan documents.

     PROPERTY MANAGEMENT. The Northridge I Property is managed by Normandy
FundSub Management Co., LLC, which is an affiliate of the Northridge I Borrower.
The management agreement is subordinate to the Northridge I Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Northridge I Borrower is
permitted to obtain future mezzanine financing subject to the conditions set forth in the loan documents, including (a) immediately following the closing of such mezzanine loan, the aggregate principal balance of such mezzanine loan and the Northridge I Loan will not result in a LTV ratio greater than 80%, (b)
immediately following the closing of such mezzanine loan, the DSCR calculated on the basis of the such mezzanine loan and the Northridge I Loan will not be less than 1.15x and (c) the Northridge I Borrower receives a written confirmation from the Rating Agencies that such mezzanine loan will not result in a downgrade, withdrawal or qualification of the ratings assigned to the offered certificates.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Northridge I Loan and the
Northridge I Property is set forth on Appendix II hereto.

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                                      T-71

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                    MORTGAGE LOAN NO. 10 - 424 MADISON AVENUE
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                                    [PHOTO]

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                                      T-72

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                    MORTGAGE LOAN NO. 10 - 424 MADISON AVENUE
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                                     [MAP]

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                                      T-73

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                   MORTGAGE LOAN NO. 10 - 424 MADISON AVENUE
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                                 LOAN INFORMATION
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MORTGAGE LOAN SELLER:               MSMC
ORIGINAL BALANCE:                   $25,500,000
CUT-OFF DATE BALANCE:               $25,500,000
SHADOW RATING (FITCH/S&P):          NAP
LOAN PURPOSE:                       Acquisition
FIRST PAYMENT DATE:                 January 1, 2007
INTEREST RATE:                      5.610%
AMORTIZATION:                       Interest-only through December 1, 2011.
                                    Principal and interest payments of
                                    $146,550.98 beginning January 1, 2012
                                    through the maturity date
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      December 1, 2016
EXPECTED MATURITY BALANCE:          $23,766,619
SPONSORS:                           Lloyd Goldman, Jeffrey Feil
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until the earlier of June 1, 2010
                                    and 2 years after the REMIC "start-up" day,
                                    with U.S. Treasury defeasance. Prepayable
                                    without a premium on or after September 1,
                                    2016.
LOAN PER SF:                        $415.63
UP-FRONT RESERVES:                  Interest:                   $1,500,000 (LOC)
ONGOING RESERVES:                   TI/LC:                             Springing
                                    Cap Ex:                         $1,077/month
                                    RE Tax:                        $49,059/month
                                    Insurance:                         Springing
LOCKBOX:                            Hard
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                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Office
PROPERTY SUB-TYPE:                  Urban
LOCATION:                           New York, NY
YEAR BUILT/RENOVATED:               1926 / NAP
PERCENT LEASED(1):                  69.7%
SQUARE FOOTAGE:                     61,353
THE COLLATERAL:                     A 15-story office building
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                American Assets, Inc.
3RD MOST RECENT NOI (AS OF):        NAP
2ND MOST RECENT NOI (AS OF):        NAP
MOST RECENT NOI (AS OF):            NAP
U/W NET OP. INCOME(2):              $2,080,732
U/W NET CASH FLOW(2):               $2,022,404
U/W OCCUPANCY:                      87.3%
APPRAISED VALUE:                    $37,400,000
CUT-OFF DATE LTV:                   68.2%
MATURITY DATE LTV:                  63.5%
DSCR(2):                            1.39x
POST-IO DSCR(2):                    1.15x
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated January 19, 2007.

(2)  The U/W Net. Op. Income, Net Cash Flow, DSCR, and Post-IO DSCR are
     underwritten pursuant to the release conditions of the $1,500,000 Interest
     Letter of Credit. Please see "Escrows and Reserves" below for further detail.

THE 424 MADISON AVENUE LOAN

     THE LOAN. The tenth largest loan (the "424 Madison Avenue Loan") as evidenced by the Promissory Note (the "424 Madison Avenue Note") is secured by a first priority fee Mortgage and Security Agreement (the "424 Madison Avenue
Mortgage") encumbering a 15-story Class B office building, located in New York,
New York (the "424 Madison Avenue Property"). The 424 Madison Avenue Loan was
originated on November 16, 2006 by or on behalf of Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrowers are Feil 424 Beacon LLC, BLDG 424 Saddleback
LLC and BLDG 424 Olive LLC, each a Delaware limited liability company
(collectively, the "424 Madison Avenue Borrower") that own no material asset other than the 424 Madison Avenue Property and related interests. The 424
Madison Avenue Borrower is indirectly owned by Lloyd Goldman and Jeffrey Feil, the sponsors of the 424 Madison Avenue Loan. Lloyd Goldman is President of BLDG
Management Co., Inc., which owns more than 20 million square feet of commercial real estate and 14,000 residential units, half of which are located in New York
City. Jeffrey Feil is President of Feil

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                                      T-74

Organization Inc., a diversified real estate investment company that purchased over 30 properties and coordinated construction and redevelopment projects in excess of $200 million during the last seven years.

     THE PROPERTY. The 424 Madison Avenue Property is a 15-story Class B office building, located in New York, New York, at 424 Madison Avenue, southwest corner of Madison Avenue and East 49th Street in Midtown Manhattan. The 424 Madison
Avenue Property was constructed in 1926, containing 57,930 square fee of upper floor office space and 3,423 square feet of ground floor retail space. The 424
Madison Avenue Property is situated on approximately 0.10 acre.

     The 424 Madison Avenue Borrower acquired the 424 Madison Avenue Property concurrent to origination of the 424 Madison Avenue Loan for a purchase price of
$31,000,000 plus $984,068 in closing costs. The 424 Madison Avenue Property was
68% occupied at the time of purchase, attributable to the previous exit of a large tenant from three floors of the building. Prior to the tenant's exit, occupancy was 95%.

     The following table presents certain information relating to the major tenants at the 424 Madison Avenue Property:

                                                                               % OF TOTAL     ANNUALIZED
                            CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                               (FITCH/        TENANT   % of    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
       TENANT NAME         MOODY'S/S&P)(1)   NRSF(2)   NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------   ---------------   -------   ----   -------------   ------------   ------------   ----------

Mill Run Tours(2)              --/--/--        8,260    14%     $  278,775         11%          $ 33.75     02/29/2008
North Fork Bank (Office)       --/A2/A-        4,130     7%     $  156,287          6%          $ 37.84     02/28/2017
North Fork Bank (Retail)       --/A2/A-        3,423     6%     $  915,578         38%          $267.48     02/28/2017
                                              ------   ---      ----------        ---           -------
TOTAL/WEIGHTED AVERAGE                        15,813    26%     $1,350,640         55%          $ 85.41        VARIOUS
                                              ------   ---      ----------        ---           -------
Other Tenants                    NAP          26,555    44%     $1,089,483         45%          $ 41.03        Various
Vacant Space                     NAP          18,585    30%     $        0          0%          $  0.00            NAP
                                              ------   ---      ----------        ---           -------
TOTAL/WEIGHTED AVERAGE                        60,953   100%     $2,440,123        100%          $ 40.03
                                              ------   ---      ----------        ---           -------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Excludes 400 SF of storage space, which has an Annualized Underwritten Base
     Rent of $25 PSF and expires on 2/29/2008.

     The following table presents certain information relating to the lease rollover at the 424 Madison Avenue Property:

                             LEASE ROLLOVER SCHEDULE

                              AVERAGE BASE    % OF TOTAL                     % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET   CUMULATIVE % OF   RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR         ROLLING       ROLLING        ROLLING        SF ROLLING         ROLLING       REVENUES ROLLING
-------------   -----------   ------------   -----------   ---------------   ---------------   -----------------

    Vacant           5           $  0.00         30%              30%               0%                  0%
     2007            1           $ 42.50          3%              33%               3%                  3%
     2008            3           $ 35.03         16%              49%              14%                 17%
     2009            2           $ 36.55         11%              60%              10%                 27%
     2010            1           $ 45.00          6%              66%               7%                 34%
     2011            2           $ 48.17         10%              76%              12%                 46%
     2012            0           $  0.00          0%              76%               0%                 46%
     2013            1           $ 35.00          7%              83%               6%                 52%
     2014            0           $  0.00          0%              83%               0%                 52%
     2015            1           $ 35.88          5%              88%               4%                 56%
     2016            0           $  0.00          0%              88%               0%                 56%
2017 & Beyond        2           $141.91         12%             100%              44%                100%

     ESCROWS AND RESERVES. The 424 Madison Avenue Borrower has deposited a
$1,500,000 letter of credit as an Interest reserve (the "Interest LOC"), which may be reduced on no more than two occasions during the term of the 424 Madison
Avenue Loan by the maximum amount that, after subtracting from the original principal amount of the 424 Madison Avenue Loan the amount of the remaining
Interest LOC, still permits the 424 Madison Avenue Property to achieve a DSCR of not less than 1.15x. The Interest LOC will be returned to the 424 Madison Avenue
Borrower provided that, (i) no event of default has occurred and is then occurring, (ii) the DSCR without giving any effect to the Interest LOC is not less than 1.15x, and (iii) the LTV does not exceed 80%.

     The 424 Madison Avenue Borrower is required to deposit into (i) a Tax reserve 1/12 of the taxes that the lender estimates will be payable during the next ensuing 12 months, (ii) a Cap Ex reserve $1,077 per month, and (iii)
commencing December 1, 2009, a TI/LC reserve $8,079 per month. Upon (i) the occurrence and continuance of an event of default under the loan documents or
(ii) failure of the 424 Madison Avenue Borrower to provide written evidence that all insurance coverages are being maintained in full force and effect

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                                      T-75

through one or more blanket insurance policies, and that all insurance premiums have been paid in full at least 30 days prior to policy expiration, the 424
Madison Avenue Borrower is required to deposit into an insurance reserve monthly an amount equal to 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of the coverage upon expiration thereof.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
424 Madison Avenue Loan.

     PROPERTY MANAGEMENT. The 424 Madison Avenue Property is managed by BLDG
Management Co., Inc., which is an affiliate of the 424 Madison Avenue Borrower.
The management agreement is subordinate to the 424 Madison Avenue Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 424 Madison Avenue Loan and the 424 Madison Avenue Property is set forth on Appendix II hereto.

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                                      T-77

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